        AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2006.
                                                             FILE NOS. 333-08859
                                                                       811-08810
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

        Pre-Effective Amendment No. ____                       [ ]

        Post-Effective Amendment No. 32                        [X]

                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

             Amendment No. 33                                  [X]

                        (Check Appropriate Box or Boxes)
                             ---------------------

                         VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            ("AIG SUNAMERICA LIFE")
                              (Name of Depositor)

                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

       Depositor's Telephone Number, including Area Code: (800) 871-2000

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)

                                 70 PINE STREET
                               NEW YORK, NY 10270
             (Address of Guarantor's Principal Offices) (Zip Code)

       Guarantor's Telephone Number, including Area Code: (212) 770-7000

                            CHRISTINE A. NIXON, ESQ.
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2006 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on [INSERT DATE if applicable] pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: (i) units of interests in Variable Annuity Account Five of AIG SunAmerica Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE

                              PART A -- PROSPECTUS

Incorporated by reference to Registrant's Rule 497 prospectus as filed on December 12, 2005, Accession No. 0000950129-05-011820.

A supplement dated May 1, 2006 to the Prospectus is included in Part A of this Post-Effective Amendment No. 32 under the Securities Act of 1933 and Amendment No. 33 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-08810.

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                                             CAPTION
-----------                                                                             -------
15.          Cover Page................................................  Cover Page
16.          Table of Contents.........................................  Table of Contents
17.          General Information and History...........................  The Variable Annuity (P);
                                                                         Separate Account; General Account (P);
                                                                         Investment Options (P);
                                                                         Other Information (P)
18.          Services..................................................  Other Information (P)
19.          Purchase of Securities Being Offered......................  Purchasing the Variable Annuity (P)
20.          Underwriters..............................................  Distribution of Contracts
21.          Calculation of Performance Data...........................  Performance Data
22.          Annuity Payments..........................................  Income Options (P);
                                                                         Income Payments; Annuity Unit Values
23.          Financial Statements......................................  Depositor: Other Information (P);
                                                                         Financial Statements; Registrant:
                                                                         Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                         VARIABLE ANNUITY ACCOUNT FIVE
             SUPPLEMENT TO THE SEASONS VARIABLE ANNUITY PROSPECTUS
                             DATED OCTOBER 24, 2005
--------------------------------------------------------------------------------

               THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE DATE OF THE PROSPECTUS IS HEREBY CHANGED TO MAY 1, 2006.

ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO MAY 1, 2006.

THE FOLLOWING VARIABLE PORTFOLIOS MANAGER HAS BEEN REPLACED:

        FOCUS VALUE PORTFOLIO MANAGER
        Previous Manager: American Century Investment Management, Inc. New Manager: Northern Trust Investments, N.A.


LORD, ABBETT & CO. LLC HAS BEEN ADDED AS A MANAGER TO THE EQUITY SLEEVE OF THE BALANCED COMPONENT OF EACH OF THE COLLECTIVELY KNOWN MULTI-MANAGED PORTFOLIOS (MULTI-MANAGED GROWTH PORTFOLIO, MULTI-MANAGED MODERATE GROWTH PORTFOLIO, MULTI-MANAGED BALANCED GROWTH PORTFOLIO, AND MULTI-MANAGED CONSERVATIVE GROWTH PORTFOLIO).

THE FOLLOWING IS ADDED AS THE LAST PARAGRAPH IN THE ALLOCATION OF PURCHASE PAYMENTS SECTION:

Subsequent Purchase Payments can only be accepted by the Company at the following address:
AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:
Bank One National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Subsequent Purchase Payments to any other address will result in a delay in crediting your contract.

THE FOLLOWING PARAGRAPH REPLACES THE LAST PARAGRAPH TO THE MINIMUM DISTRIBUTIONS SUBSECTION OF THE TAXES SECTION ON PAGE 25 OF THE PROSPECTUS:

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

THE FOLLOWING REPLACES THE ENTIRE LEGAL PROCEEDINGS SECTION ON PAGE 28 OF THE
PROSPECTUS:

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

On February 9, 2006, AIG announced that is has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission, ("SEC"), Department of Justice ("DOJ"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission form the SEC to continue to serve as a depositor for separate accounts. The Company expects that permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

THE FOLLOWING REPLACES THE FIRST, SECOND, AND THIRD PARAGRAPHS UNDER THE SUBHEADING TITLED "WHERE YOU CAN FIND MORE INFORMATION" IN THE FINANCIAL STATEMENTS SECTION ON PAGE 29 OF THE PROSPECTUS:

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2005, File No. 001-08787, filed March 16, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting.


Date: May 1, 2006

                Please keep this Supplement with your Prospectus.

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                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                          VARIABLE ANNUITY ACCOUNT FIVE
             SUPPLEMENT TO THE SEASONS SELECT II ANNUITY PROSPECTUS
                               DATED MAY 1, 2006:
--------------------------------------------------------------------------------

THE FOLLOWING IS ADDED TO THE FEE TABLES ON PAGE 6 OF THE PROSPECTUS:

OPTIONAL MARKETLOCK FOR TWO FEE
(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted for excess withdrawals during the applicable period)*

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT                      ANNUALIZED FEE
-------------------------------------------                      --------------
Prior to Any Withdrawal                                              0.40%
After the First Withdrawal                                           0.80%

*MarketLock for Two is an optional guaranteed minimum withdrawal benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios and the dollar amount invest in available Fixed Accounts which in total equal the amount of the fee. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

THE FOLLOWING REPLACES THE MAXIMUM EXPENSE EXAMPLES LOCATED ON PAGE 7 OF THE PROSPECTUS IF YOU ELECT THE SEASONS REWARDS PROGRAM:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.80% (INCLUDING THE OPTIONAL ENHANCED DEATH BENEFIT AND ESTATEPLUS), THE OPTIONAL MARKETLOCK FOR TWO FEATURE (0.80%), AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 1.75%)

(1)  If you surrender your contract at the end of the applicable time period:

        1 YEAR         3 YEARS           5 YEARS          10 YEARS
        ============================================================
        $1,351         $2,060            $2,880           $4,628
        ============================================================

(2)  If you annuitize your contract at the end of the applicable time period:

        1 YEAR         3 YEARS           5 YEARS          10 YEARS
        ============================================================
        $451           $1,360            $2,280           $4,628
        ============================================================


(3)  If you do not surrender your contract:

        1 YEAR         3 YEARS           5 YEARS          10 YEARS
        ============================================================
        $451           $1,360            $2,280           $4,628
        ============================================================



THE FOLLOWING REPLACES THE MAXIMUM EXPENSE EXAMPLES LOCATED ON PAGE 8 OF THE PROSPECTUS IF YOU DO NOT ELECT THE SEASONS REWARDS PROGRAM:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.80% (INCLUDING THE OPTIONAL ENHANCED DEATH BENEFIT AND ESTATEPLUS), THE OPTIONAL MARKETLOCK FOR TWO FEATURE (0.80%), AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 1.75%)

(1)  If you surrender your contract at the end of the applicable time period:

        1 YEAR         3 YEARS           5 YEARS          10 YEARS
        ============================================================
        $1,142         $1,933            $2,635           $4,537
        ============================================================

(2)  If you annuitize your contract at the end of the applicable time period:

        1 YEAR         3 YEARS           5 YEARS          10 YEARS
        ============================================================
        $442           $1,333            $2,235           $4,537
        ============================================================


(3)  If you do not surrender your contract:

        1 YEAR         3 YEARS           5 YEARS          10 YEARS
        ============================================================
        $442           $1,333            $2,235           $4,537
        ============================================================

THE FOLLOWING IS ADDED TO THE "MARKETLOCK" SECTION UNDER THE "OPTIONAL LIVING BENEFITS" HEADING IN THE PROSPECTUS:

MARKETLOCK FOR TWO

WHAT IS MARKETLOCK FOR TWO?
MarketLock For Two guarantees an income stream for the life of two spousal joint owners or an owner and his/her spousal beneficiary. Thus, MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

Please note that these features and/or their components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions.

MarketLock For Two is designed to offer protection of an income stream in the event of a significant market downturn and/or longer than expected life span. The feature does not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock For Two depending on your contract's market performance, your withdrawal activity and your longevity.

WITHDRAWALS UNDER THE FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59-1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR TWO (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

MARKETLOCK FOR TWO

WHEN AND HOW MAY I ELECT MARKETLOCK FOR TWO?
You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

HOW DOES MARKETLOCK FOR TWO WORK?
MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

                MARKETLOCK FOR TWO SUMMARY TABLE:

                                                                      MAXIMUM
                                                                       ANNUAL
                AGE OF THE YOUNGER SPOUSE                            WITHDRAWAL
               AT TIME OF FIRST WITHDRAWAL                          PERCENTAGE*
               ---------------------------                          -----------
     At least age 55 but prior to 63rd Birthday                          4%
     At least age 63 but prior to 76th Birthday                          5%
     On or after 76th birthday                                           6%

         * If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an excess withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

HOW ARE THE COMPONENTS FOR MARKETLOCK FOR TWO CALCULATED?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Spousal Continuation section in the prospectus.) Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

WHAT IS THE FEE FOR MARKETLOCK FOR TWO?
The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit

Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to excess withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR TWO?
The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or
2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.


THE MARKETLOCK FOR TWO EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO?
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

        1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

        2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

        3.      Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?
Yes. At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the younger spouse is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

WHAT HAPPENS TO MARKETLOCK FOR TWO UPON A SPOUSAL CONTINUATION?
The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in anniversary value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

CAN A NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING BENEFITS UNDER MARKETLOCK FOR TWO UPON THE DEATH OF THE SECOND SPOUSE?
No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

WHAT HAPPENS TO MARKETLOCK FOR TWO UPON THE LATEST ANNUITY DATE?
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

        1. Annuitize the contract value under the contract's annuity provisions; or

        2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

        3.      Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

CAN MARKETLOCK FOR TWO BE CANCELLED?
MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

ARE THERE CIRCUMSTANCES UNDER WHICH MARKETLOCK FOR TWO WILL AUTOMATICALLY TERMINATE?
The feature automatically terminates upon the occurrence of one of the following:

        1.      Annuitization of the contract; or

        2.      Full surrender of the contract; or

        3. A death benefit is paid and the contract is not continued by the spouse; or

        4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

        5.      Death of surviving original spouse; or

        6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS OVER THE LIFETIME OF YOUR SPOUSE IS TERMINATED?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

        1.      One of the two original owners is removed from the contract; or

        2.      The original spousal beneficiary is removed or replaced; or

        3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce.

        4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be Cancelled?"

THE FOLLOWING REPLACES THE EXISTING MARKETLOCK EXAMPLES APPENDIX OF THE
PROSPECTUS:

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES
The following examples demonstrate the operation of the MarketLock and MarketLock For Two features:

THE FOLLOWING IS ADDED AS AN ADDITIONAL APPENDIX TO THE PROSPECTUS:

EXAMPLE 1:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 / $5,250). Therefore, as of your 1st contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

EXAMPLE 2:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

       Anniversary             Contract Value          MAV Benefit Base
           1st                    $105,000                 $105,000
           2nd                    $115,000                 $115,000
           3rd                    $107,000                 $115,000
           4th                    $110,000                 $115,000
           5th                    $120,000                 $120,000

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 / $8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500 / $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, plus $6,300 in the last Benefit Year.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312 /$109,600= 97%), or $111,600 * 97% which equals
$108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252 / 13.28), which equals $8,151.51.

EXAMPLE 5:

Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 62 years old but younger than 75 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

EXAMPLE 6:

Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:


       Anniversary             contract value          MAV Benefit Base
           1st                    $105,000                 $105,000
           2nd                    $115,000                 $115,000
           3rd                    $107,000                 $115,000
           4th                    $110,000                 $115,000
           5th                    $120,000                 $120,000

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided your or the younger of you or your spouse is at least 75) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

EXAMPLE 7 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:
Assume you elect MarketLock For Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract anniversary values and MAV Benefit Base values are as described in EXAMPLE 6 above. Also assume that the younger of you or your spouse is at least age 75 and that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $14,160. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,200), this withdrawal is considered an Excess Withdrawal. In this case, we recalculate your MAV Benefit Base. We reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Withdrawal ($103,840 /$118,000= 88%), or $120,000 * 88% which equals
$105,600. Your new MAV Benefit Base is $105,600. Your new Maximum Annual Withdrawal Amount is your new MAV Benefit Base multiplied by your Minimum Annual Withdrawal Percentage ($105,600 * 6%), which equals $6,336. Therefore, you may take up to $6,336 annually while at least one of you or your spouse is alive.





Date: May 1, 2006


                Please keep this Supplement with your Prospectus.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT FIVE
         SUPPLEMENT TO THE SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS
                             DATED OCTOBER 24, 2005
--------------------------------------------------------------------------------

               THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE DATE OF THE PROSPECTUS IS HEREBY CHANGED TO MAY 1, 2006.

ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO MAY 1, 2006.

THE FOLLOWING VARIABLE PORTFOLIOS MANAGER HAS BEEN REPLACED:

        FOCUS VALUE PORTFOLIO MANAGER
        Previous Manager: American Century Investment Management, Inc. New Manager: Northern Trust Investments, N.A.

LORD, ABBETT & CO. LLC HAS BEEN ADDED AS A MANAGER TO THE EQUITY SLEEVE OF THE BALANCED COMPONENT OF EACH OF THE COLLECTIVELY KNOWN MULTI-MANAGED PORTFOLIOS (MULTI-MANAGED GROWTH PORTFOLIO, MULTI-MANAGED MODERATE GROWTH PORTFOLIO, MULTI-MANAGED BALANCED GROWTH PORTFOLIO, AND MULTI-MANAGED CONSERVATIVE GROWTH PORTFOLIO).

THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES IN THE FEE TABLES ON PAGE 6 OF THE PROSPECTUS:

UNDERLYING FUND EXPENSES
(AS OF MARCH 31, 2005)
TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES             MINIMUM       MAXIMUM
(expenses that are deducted from Underlying Funds,
including management fees, other expenses and
12b-1 fees, if applicable)........................           0.88%         1.75%

THE FOLLOWING REPLACES THE MARKETLOCK FEE IN THE FEE TABLES ON PAGE 6 OF THE
PROSPECTUS:

OPTIONAL MARKETLOCK FEE
(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years; or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, both adjusted for withdrawals during the applicable period)

                                                             Annualized Fee
                                                             --------------
All Contract Years                                               0.65%

THE FOLLOWING REPLACES THE EXPENSE EXAMPLES ON PAGE 7 OF THE PROSPECTUS IF YOU ELECT SEASONS REWARDS PROGRAM:

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80% (including the optional enhanced death benefit and EstatePlus), the optional MarketLock feature (0.65%) and investment in an Underlying Fund with total expenses of 1.75%)

(1)   If you surrender your contract at the end of the applicable time period:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
         $1,336              $2,016               $2,810              $4,504

(2)    If you annuitize your contract at the end of the applicable time period:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $318                $971                $1,649              $3,457

(3)    If you do not surrender your contract:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $436               $1,316               $2,210              $4,504

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features and investment in an Underlying Fund with total expenses of 0.88%)

(1)   If you surrender your contract at the end of the applicable time period:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
         $1,141              $1,443               $1,872              $2,723

(2)   If you annuitize your contract at the end of the applicable time period:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $231                $712                $1,220              $2,615

(3)    If you do not surrender your contract:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $241                $743                $1,272              $2,723


THE FOLLOWING REPLACES THE EXPENSE EXAMPLES ON PAGE 8 OF THE PROSPECTUS IF YOU DO NOT SELECT SEASONS REWARDS PROGRAM:

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80% (including the optional enhanced death benefit and EstatePlus), the optional MarketLock feature (0.65%) and investment in an Underlying Fund with total expenses of 1.75%)

(1)   If you surrender your contract at the end of the applicable time period:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
         $1,127              $1,890               $2,567              $4,416

(2)   If you annuitize your contract at the end of the applicable time period:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $318                $971                $1,649              $3,457

(3)   If you do not surrender your contract:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $427               $1,290               $2,167              $4,416

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features and investment in an Underlying Fund with total expenses of 0.88%)

(1)   If you surrender your contract at the end of the applicable time period:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $936               $1,329               $1,647              $2,670

(2)   If you annuitize your contract at the end of the applicable time period:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $231                $712                $1,220              $2,615

(3)   If you do not surrender your contract:

         1 YEAR              3 YEARS             5 YEARS             10 YEARS
         ------              -------             -------             --------
          $236                $729                $1,247              $2,670


THE FOLLOWING IS ADDED AS THE LAST PARAGRAPH IN THE ALLOCATION OF PURCHASE PAYMENTS SECTION:

Subsequent Purchase Payments can only be accepted by the Company at the following address:
AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:
Bank One National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Subsequent Purchase Payments to any other address will result in a delay in crediting your contract.

THE FOLLOWING REPLACES THE ENTIRE AUTOMATIC ASSET REBALANCING PROGRAM SUBSECTION IN THE INVESTMENT OPTIONS SECTION ON PAGE 22 OF THE PROSPECTUS.

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

      EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

      Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

THE FOLLOWING REPLACES THE ENTIRE MARKETLOCK SUBSECTION IN THE OPTIONAL LIVING BENEFITS SECTION ON PAGE 31 OF THE PROSPECTUS:

MARKETLOCK

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

WHAT IS MARKETLOCK?

MarketLock is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). Thus, MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span or any combinations of these factors.

Please note that this feature and/or its components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions.

MarketLock is designed to offer protection of an income stream in the event of a significant market downturn and/or longer than expected life span. The feature does guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock depending on your contract's market performance, your withdrawal activity and your longevity.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

HOW AND WHEN CAN I ELECT MARKETLOCK?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

HOW DOES MARKETLOCK WORK?

MarketLock automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

                                MAXIMUM ANNUAL       INITIAL MINIMUM        MAXIMUM ANNUAL
                                  WITHDRAWAL        WITHDRAWAL PERIOD         WITHDRAWAL
                              PERCENTAGE* PRIOR        PRIOR TO ANY         PERCENTAGE IF
 TIME OF FIRST WITHDRAWAL      TO ANY EXTENSION         EXTENSION        EXTENSION IS ELECTED
 ------------------------     -----------------     ------------------   --------------------
  Before 5th Benefit Year             5%                 20 years                 5%
        anniversary

  On or after 5th Benefit             7%              14.28 years***              7%
     Year anniversary

 On or after 10th Benefit            10%                 10 years                 7%
     Year anniversary

 On or after 20th Benefit            10%                 10 years                10%
     Year anniversary

   On or after the older              5%            Life of the older             5%
   contract owner's 65th                              contract owner
        birthday**

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the maximum annual withdrawal amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

*** The fractional year indicates that the final withdrawal may be taken at any time during the final year of the Minimum Withdrawal Period.

In order to determine the Benefit's value, we calculate each of the components as described below.

FURTHER EFFECTS OF WITHDRAWALS ON THE BENEFIT COMPONENTS ARE DESCRIBED BELOW IN "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date as adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Seasons Rewards Program and Spousal Continuation sections in the prospectus.) Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the Maximum Anniversary Value ("MAV") EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or for Lifetime withdrawals, the age of older owner when the first withdrawal is taken. Applicable percentages are shown in the MarketLock Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

WHAT IS THE FEE FOR MARKETLOCK?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals . However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

   MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

      (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

      (2) Excess withdrawals as described above reduce the MAV Benefit Base as follows: If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

            (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

            (b) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced by the remainder of the withdrawal in the same proportion by which the remaining contract value is reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

   THE AMOUNT WITHDRAWN IN A BENEFIT YEAR   EFFECT ON MINIMUM WITHDRAWAL PERIOD
   --------------------------------------   -----------------------------------
   Amounts up to the Maximum Annual         New Minimum Withdrawal Period = the
   Withdrawal Amount                        MAV Benefit Base after withdrawals,
                                            divided by the current Maximum
                                            Annual Withdrawal Amount

   Amounts in excess of the Maximum         New Minimum Withdrawal Period = the
   Annual Withdrawal Amount                 Minimum Withdrawal Period as of the
                                            prior contract anniversary minus one
                                            year

MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

WHAT HAPPENS IF MY CONTRACT VALUE IS REDUCED TO ZERO?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

   1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or

   2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

   3. Any payment option mutually agreeable between you and us.

CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?

Yes. At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

WHAT HAPPENS TO MARKETLOCK UPON A SPOUSAL CONTINUATION?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals will cease upon death of the older owner. A younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in Anniversary Values. Additionally, at the end of the original MAV Evaluation Period, if the Continuing Spouse is age 85 or younger, they will be given the option to extend the MAV Evaluation Period for an additional period of 10 years. However, spousal continuation contributions are not considered to be Eligible Purchase Payments.

CAN MY NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING WITHDRAWALS UNDER MARKETLOCK UPON MY DEATH?

No. Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

WHAT HAPPENS TO MARKETLOCK UPON THE LATEST ANNUITY DATE?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

   1. Annuitize the contract value under the contract's annuity provisions; or

   2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

   3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

   4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

CAN MARKETLOCK BE CANCELLED?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

ARE THERE CIRCUMSTANCES UNDER WHICH MARKETLOCK WILL AUTOMATICALLY TERMINATE?

The feature automatically terminates upon the occurrence of one of the following:

   1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

   2. Annuitization of the contract; or

   3. Full surrender of the contract; or

   4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

   1. An ownership change which results in a change of the older owner;* or

   2. Withdrawals prior to the 65th birthday of the older owner; or

   3. Death of the older owner; or

   4. A Spousal Continuation (upon the death of the older owner); or

   5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


THE FOLLOWING REPLACES THE ENTIRE MARKETLOCK EXAMPLES IN APPENDIX D ON PAGE D-2 OF THE PROSPECTUS:

EXAMPLE 1 FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

EXAMPLE 2 FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

            ANNIVERSARY        CONTRACT VALUE    MAV BENEFIT BASE
           ---------------     --------------    ----------------
               1st               $ 105,000          $ 105,000
               2nd               $ 115,000          $ 115,000
               3rd               $ 107,000          $ 115,000
               4th               $ 110,000          $ 115,000
               5th               $ 120,000          $ 120,000

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR MARKETLOCK:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in Example 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, plus $6,300 in the last Benefit Year.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR MARKETLOCK:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in Example 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 -- $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600 ($118,000 -- $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 -- $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 -- $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312/$109,600 = 97%), or $111,600 * 97% which equals
$108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.51.

THE FOLLOWING PARAGRAPH REPLACES THE LAST PARAGRAPH TO THE MINIMUM DISTRIBUTIONS SUBSECTION OF THE TAXES SECTION ON PAGE 48 OF THE PROSPECTUS:

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

THE FOLLOWING REPLACES THE ENTIRE LEGAL PROCEEDINGS SECTION ON PAGE 52 OF THE
PROSPECTUS:

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

On February 9, 2006, AIG announced that is has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission, ("SEC"), Department of Justice ("DOJ"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission form the SEC to continue to serve as a depositor for separate accounts. The Company expects that permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

THE FOLLOWING REPLACES THE FIRST, SECOND, AND THIRD PARAGRAPHS UNDER THE SUBHEADING TITLED "WHERE YOU CAN FIND MORE INFORMATION" IN THE FINANCIAL STATEMENTS SECTION ON PAGE 53 OF THE PROSPECTUS:

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2005, File No. 001-08787, filed March 16, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting.


Date: May 1, 2006

                Please keep this Supplement with your Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

          FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY


                         VARIABLE ANNUITY ACCOUNT FIVE
                   Seasons/Seasons Select II Variable Annuities



                DEPOSITOR: AIG SUNAMERICA LIFE ASSURANCE COMPANY



This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2006, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2006.

TABLE OF CONTENTS
Separate Account............................................    3

American Home Assurance Company,............................    3

General Account.............................................    3

Support Agreement Between the Company and AIG...............    4

Performance Data............................................    4

Death Benefit Options for Contract Issued Prior to
  August 2, 2004............................................    7

Income Payments.............................................   17

Income Protector Feature....................................   17

Hypothetical Example of the Operation of the Income
  Protector Program.........................................   18

Annuity Unit Values.........................................   19

Taxes.......................................................   22

Distribution of Contracts...................................   27

Financial Statements........................................   27

SEPARATE ACCOUNT
--------------------------------------------------------------------------------


Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.



The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.



Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.



The Separate Account is divided into Select Portfolios, Focused Portfolios and Strategies ("Variable Portfolios"), with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.



The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.


Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).


AMERICAN HOME ASSURANCE COMPANY
--------------------------------------------------------------------------------

American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. ("AIG").


GENERAL ACCOUNT
--------------------------------------------------------------------------------


The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG
--------------------------------------------------------------------------------

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.




PERFORMANCE DATA
--------------------------------------------------------------------------------


From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.



The Separate Account may advertise "total return" data for its Variable Portfolios. A Variable Portfolio is a sub-account of the Separate Account which provides for variable investment options available under the contract. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolios is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.


CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------



                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days


The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS


The Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.


We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.


The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds two other contracts (Seasons and Seasons Select) which have been in existence longer than the Seasons Select II Variable Annuity. The Strategies in Seasons Select II are also available in the Seasons contract and have been since 4/15/97. The Select Portfolios have been available since March 1, 1999 and the Focused Portfolios since July 5, 2000 in the Seasons Select contract. The one year and since inception numbers for the Strategies and Portfolios are based on Seasons and Seasons Select historical data (which is adjusted for the fees and charges applicable to Seasons Select II) and represent adjusted actual performance of the Separate Account.

DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004
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IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:

STANDARD DEATH BENEFIT
The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

If you are age 75 or older at the time of death, the death benefit is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFIT

The optional enhanced death benefit offers a choice between two enhanced death benefits, each of which includes an EstatePlus component. You must elect the optional enhanced death benefit at the time we issue your contract and once elected it cannot be terminated by you. The optional enhanced death benefit is not available if you are age 81 or older at the time of contract issue.

If you elect the optional enhanced death benefit, we will pay your Beneficiary the sum of A plus B, where:

     A. is the amount payable under the selected enhanced death benefit (see option 1 or 2 below); and

     B. is the amount payable, if any, under the EstatePlus benefit.

A.  ENHANCED DEATH BENEFIT OPTIONS:

     1. 5% Accumulation Option -- the death benefit is the greater of:

        a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

        b. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

           If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from the optional enhanced death benefit. The 5% Accumulation option may not be available in all states.

     2. Maximum Anniversary Value Option -- the death benefit is the greater of:

        a. Net Purchase Payments; or

        b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

        c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

           If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Therefore, your beneficiary will not receive any benefit from the optional enhanced death benefit. The Maximum Anniversary Value option may not be available in all states.

B.  ESTATEPLUS BENEFIT:

The EstatePlus benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable.

The Contract Year of Death will determine the EstatePlus Percentage and the Maximum EstatePlus Percentage, as set forth below:

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                           ESTATEPLUS
CONTRACT YEAR OF DEATH     PERCENTAGE              MAXIMUM ESTATEPLUS PERCENTAGE
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 Years 0-4               25% of earnings  25% of Net Purchase Payments
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 Years 5-9               40% of earnings  40% of Net Purchase Payments*
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 Years 10+               50% of earnings  50% of Net Purchase Payments*
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* Purchase Payments must be invested for at least six months at the time of your death to be included as part of Net Purchase Payments for the purposes of the Maximum EstatePlus calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?
We determine the amount of the EstatePlus based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

What is the Maximum EstatePlus?
The EstatePlus amount is subject to a maximum. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

The EstatePlus feature may not be available in all states.

If you elect the 5% Accumulation enhanced death benefit option or the Maximum Anniversary enhanced death benefit, the EstatePlus benefit will only be paid if your date of death is prior to your Latest Annuity Date.

We assess a fee for the EstatePlus. We deduct daily the annual charge of 0.25% of the average daily ending value of the assets you have allocated to the Variable Portfolios. This fee will terminate, if the benefit is no longer available to you based on your age, as discussed above. In the state of Washington only the Maximum Anniversary Value component of the optional enhanced death benefit is available. Neither the 5% Accumulation nor the EstatePlus is available in Washington. The fee charged for the Maximum Anniversary Value option in Washington is 0.25% of the average daily ending value of the assets allocated to the Variable Portfolios.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION ARE AS FOLLOWS:

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

I. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and a Continuation Contribution was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death the Standard Death Benefit is the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the Continuing Spouse's 75th birthday, plus any Purchase Payments recorded after the Continuing Spouse's 75th birthday; and reduced for any withdrawal (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

II. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and no Continuation Contributions was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

        2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until your Continuing Spouse's 75(th) birthday, plus any Purchase Payments recorded after the 75(th) birthday, and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75(th) birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the optional enhanced death benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the sum of A plus B, where:

     A. equals the amount payable under the selected enhanced death benefit (option 1 or 2 below, as selected by the original owner); and

     B. equals the amount payable, if any, under the EstatePlus benefit.

A.  ENHANCED DEATH BENEFIT OPTIONS FOR SPOUSAL CONTINUATION:

     I. If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

     II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

        a. the contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit.

     III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

        a. Continuation Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greater of:

        a. Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from EstatePlus if the date of death is prior to the Latest Annuity Date.

B.  ESTATEPLUS BENEFIT FOR SPOUSAL CONTINUATION:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected the optional enhanced death benefit and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable.

If a Continuation Contribution has been made, the Contract Year of Death will determine the EstatePlus Percentage and the Maximum EstatePlus amount, as set forth below:

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CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE             MAXIMUM ESTATEPLUS AMOUNT
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 Years 0-4               25% of earnings         25% of Continuation Net Purchase Payments
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 Years 5-9               40% of earnings         40% of Continuation Net Purchase Payments*
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 Years 10+               50% of earnings         50% of Continuation Net Purchase Payments*
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* PURCHASE PAYMENTS MUST BE INVESTED FOR AT LEAST SIX MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM ESTATEPLUS CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus Amount?
We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where:

  (1) equals the contract value on the Continuing Spouse's date of death;

  (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus Amount?
The EstatePlus amount is subject to a maximum. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

The EstatePlus benefit will only be paid if the Continuing Spouse's date of death is prior to reaching age 95.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

I. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and a Continuation Contribution was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death the Standard Death Benefit is the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the Continuing Spouse's 75th birthday, plus any Purchase Payments recorded after the Continuing Spouse's 75th birthday; and reduced for any withdrawal (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

II. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and no Continuation Contributions was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

        2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until your Continuing Spouse's 75(th) birthday, plus any Purchase Payments recorded after the 75(th) birthday, and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75(th) birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the optional enhanced death benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the sum of A plus B, where:

     A. equals the amount payable under the selected enhanced death benefit (option 1 or 2 below, as selected by the original owner); and

     B. equals the amount payable, if any, under the EstatePlus benefit.

A.  ENHANCED DEATH BENEFIT OPTIONS FOR SPOUSAL CONTINUATION:

I. If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

     a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

     a. the contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit.

III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

     a. Continuation Net Purchase Payments; or

     b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greater of:

     a. Net Purchase Payments; or

     b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from EstatePlus if the date of death is prior to the Latest Annuity Date.

B.  ESTATEPLUS BENEFIT FOR SPOUSAL CONTINUATION:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected the optional enhanced death benefit and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable.

If a Continuation Contribution has been made, the Contract Year of Death will determine the EstatePlus Percentage and the Maximum EstatePlus amount, as set forth below:

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CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE             MAXIMUM ESTATEPLUS AMOUNT
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       Years 0-4           25% of earnings         25% of Continuation Net Purchase Payments
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       Years 5-9           40% of earnings        40% of Continuation Net Purchase Payments*
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       Years 10+           50% of earnings        50% of Continuation Net Purchase Payments*
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* PURCHASE PAYMENTS MUST BE INVESTED FOR AT LEAST SIX MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM ESTATEPLUS CALCULATION.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus Amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where:

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus Amount?

The EstatePlus amount is subject to a maximum. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

The EstatePlus benefit will only be paid if the Continuing Spouse's date of death is prior to reaching age 95.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

INCOME PAYMENTS
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INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Income Payments using the Income Protector feature, the Income Benefit Base is determined as below. The initial monthly Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Income Option selected.

INCOME PROTECTOR FEATURE
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THIS FEATURE IS AVAILABLE ON CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The Income Protector Program provides a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to begin receiving income payments. With the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

We base the amount of minimum retirement income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if the feature is elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees, charges since the last contract anniversary in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME

In order to exercise your rights under the Income Protector feature, you may not begin the Income Phase for at least nine years following the date your enrollment in the program became effective. Further, you may begin taking income payments using the Income Protector feature only within 30 days after the ninth or later contract anniversary following the effective date of your enrollment in the Income Protector program.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (including any negative MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 years guaranteed, or

     - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect to participate in the Income Protector program we deduct a fee equal to 0.10% of your Income Benefit Base from your contract value on each contract anniversary beginning with the contract anniversary following the anniversary on which your enrollment in the program becomes effective. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs. We will not assess the annual fee if you surrender or annuitize before the next contract anniversary.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.


The Income Protector program may not be available in all states. Check with your financial representative for availability in your state.

If you elect the Seasons Promise or Seasons Income Rewards feature, you may not elect to participate in the Income Protector Program.

We reserve the right to modify, suspend or terminate the program (in its entirety or any component) at any time on prospectively issued contracts.

HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM:
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This table assumes a $100,000 initial investment in a Non-qualified contract, the election of the optional Income Protector Program at contract issue, with no withdrawals, additional payments or premium taxes, no election of Seasons Rewards, Seasons Estate Advantage, Earnings Advantage or Seasons Promise.

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                                           ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:
                                                           9                  10                 15                 20
 IF AT ISSUE YOU ARE...                1-8              (AGE 69)           (AGE 70)           (AGE 75)           (AGE 80)
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  Male (M), Age 60*                    N/A               6,480              6,672              7,716              8,832
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  Female (F), Age 60*                  N/A               5,700              5,880              6,900              8,112
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  M and F, Age 60**                    N/A               4,920              5,028              5,544              5,928
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*  Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial advisor for information regarding availability of this program in your state.

Election of the Income Protector Program is not permitted if the Seasons Promise or Seasons Income Rewards benefit is elected.

ANNUITY UNIT VALUES
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The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5010, variable annuity payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.


Note that the amount of the first variable annuity payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.


                                      TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.***

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

-     after attainment of age 59 1/2;

-     when paid to your beneficiary after you die;

-     after you become disabled (as defined in the IRC);

- as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

- payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

-     dividends paid with respect to stock of a corporation described in IRC
      Section 404(k);

- for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

- payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

- for payment of health insurance if you are unemployed and meet certain requirements

-     distributions from IRAs for higher education expenses

-     distributions from IRAs for first home purchases

- amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

Under IRC section 72(e)(4)(c), if you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration, you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2006 is $15,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2006 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $44,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------
The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, are presented herein and the financial statements of Variable Annuity Account Five at April 30, 2005, and for each of the two years in the period ended April 30, 2005, are incorporated by reference in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed account options.



AMERICAN HOME FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The statutory statement of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended, are also presented in the Statement of Additional Information, in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

You should only consider the financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been included or are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS




                                                                         Page
                                                                       Number(s)
                                                                      ----------

         Report of Independent Registered Public Accounting Firm          --

         Consolidated Balance Sheet -- December 31, 2005 and
         2004                                                           1 to 2

         Consolidated Statement of Income and Comprehensive
         Income -- Years Ended December 31, 2005, 2004 and 2003         3 to 4

         Consolidated Statement of Cash Flows -- Years Ended
         December 31, 2005, 2004 and 2003                               5 to 6

         Notes to Consolidated Financial Statements                     7 to 32

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.


PricewaterhouseCoopers LLP
Los Angeles, California
April 17, 2006

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                   2005            2004
                                                                -----------     -----------

                                                                       (in thousands)
ASSETS

Investments and cash:
 Cash and short-term investments                                $   190,066     $   201,117
 Bonds, notes and redeemable preferred stocks available for
   sale, at fair value (amortized cost:  December 31, 2005,
   $4,821,973; December 31, 2004, $4,987,728)                     4,870,876       5,139,477
 Mortgage loans                                                     490,876         624,179
 Policy loans                                                       170,353         185,958
 Mutual funds                                                        24,380           6,131
 Common stocks available for sale, at fair value (cost:
   December 31, 2005, $25,015; December 31, 2004, $25,015)           26,341          26,452
 Securities lending collateral, at cost (approximates fair
     value)                                                       1,278,694         883,792
 Other invested assets                                               65,310          58,880
                                                                -----------     -----------

 Total investments and cash                                       7,116,896       7,125,986

Variable annuity assets held in separate accounts                24,379,389      22,612,451
Accrued investment income                                            67,911          73,769
Deferred acquisition costs                                        1,378,018       1,349,089
Other deferred expenses                                             255,601         257,781
Income taxes currently receivable from Parent                         4,833           9,945
Goodwill                                                             14,038          14,038
Other assets                                                         56,327          52,956
                                                                -----------     -----------

TOTAL ASSETS                                                    $33,273,013     $31,496,015
                                                                ===========     ===========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                   2005            2004
                                                                -----------     -----------

                                                                       (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts                                           $ 3,548,441     $ 3,948,158
  Reserves for universal life insurance contracts                 1,472,956       1,535,905
  Reserves for guaranteed investment contracts                      117,556         215,331
  Reserves for guaranteed benefits                                   65,895          76,949
  Securities lending payable                                      1,278,694         883,792
  Due to affiliates                                                  11,914          21,655
  Payable to brokers                                                  2,273              --
  Other liabilities                                                 225,520         190,198
                                                                -----------     -----------

 Total reserves, payables and accrued liabilities                 6,723,249       6,871,988

Variable annuity liabilities related to separate accounts        24,379,389      22,612,451

Deferred income taxes                                               316,578         257,532
                                                                -----------     -----------

Total liabilities                                                31,419,216      29,741,971
                                                                -----------     -----------

Shareholder's equity:
  Common stock                                                        3,511           3,511
  Additional paid-in capital                                        761,259         758,346
  Retained earnings                                               1,074,953         919,612
  Accumulated other comprehensive income                             14,074          72,575
                                                                -----------     -----------

  Total shareholder's equity                                      1,853,797       1,754,044
                                                                -----------     -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $33,273,013     $31,496,015
                                                                ===========     ===========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              2005            2004             2003
                                                           -----------     -----------      -----------

                                                                          (in thousands)
REVENUES

     Fee income:
         Variable annuity policy fees, net of
            reinsurance                                    $   429,037     $   374,367      $   285,927
         Asset management fees                                  82,128          84,343           62,095
         Universal life insurance policy fees, net of
            reinsurance                                         33,244          33,899           35,816
         Surrender charges                                      26,900          26,219           27,733
         Other fees                                             15,510          15,753           15,520
                                                           -----------     -----------      -----------
     Total fee income                                          586,819         534,581          427,091

     Investment income                                         344,691         362,607          397,616
     Net realized investment gains (losses)                      8,925         (22,820)         (25,047)
                                                           -----------     -----------      -----------

Total revenues                                                 940,435         874,368          799,660
                                                           -----------     -----------      -----------

BENEFITS AND EXPENSES
     Interest expense:
        Fixed annuity and fixed accounts of variable
         annuity contracts                                     124,575         140,889          153,636
        Universal life insurance contracts                      70,290          73,745           76,415
        Guaranteed investment contracts                          6,608           6,034            7,534
        Subordinated notes payable to affiliates                    --           2,081            2,628
                                                           -----------     -----------      -----------
     Total interest expense                                    201,473         222,749          240,213
     Amortization of bonus interest                             18,069          10,357           19,776
     Claims on universal life insurance contracts, net
       of reinsurance recoveries                                18,412          17,420           17,766
     Guaranteed benefits, net of
       reinsurance recoveries                                   24,967          58,756           63,268
     General and administrative expenses                       131,310         131,612          119,093
     Amortization of deferred acquisition costs and
       other deferred expenses                                 218,029         157,650          160,106
     Annual commissions                                         75,534          64,323           55,661
                                                           -----------     -----------      -----------

Total benefits and expenses                                    687,794         662,867          675,883
                                                           -----------     -----------      -----------

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                         252,641         211,501          123,777

Income tax expense                                              70,738           6,410           30,247
                                                           -----------     -----------      -----------

INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                         181,903         205,091           93,530

Cumulative effect of accounting change, net of tax                  --         (62,589)              --
                                                           -----------     -----------      -----------

NET INCOME                                                 $   181,903     $   142,502      $    93,530
                                                           -----------     -----------      -----------



          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                                    2005           2004           2003
                                                                                  ---------      ---------      ---------

                                                                                               (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

Net unrealized gains (losses) on debt and equity securities available for sale identified in the current period, less related amortization of deferred
   acquisition costs and other deferred expenses                                  $ (77,495)     $ (20,487)     $  67,125

Less reclassification adjustment for net realized
   (gains) losses included in net income                                            (10,436)        19,263         19,194

Net unrealized gain (loss) on foreign currency                                       (2,071)         1,170             --

Income tax benefit (expense)                                                         31,502             19        (30,213)
                                                                                  ---------      ---------      ---------

OTHER COMPREHENSIVE INCOME (LOSS)                                                   (58,500)           (35)        56,106
                                                                                  ---------      ---------      ---------

COMPREHENSIVE INCOME                                                              $ 123,403      $ 142,467      $ 149,636
                                                                                  =========      =========      =========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2005            2004              2003
                                                                       -----------      -----------      -----------

                                                                                           (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                             $   181,903      $   142,502      $    93,530
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax                            --           62,589               --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity contracts         124,575          140,889          153,636
    Universal life insurance contracts                                      70,290           73,745           76,415
    Guaranteed investment contracts                                          6,608            6,034            7,534
  Net realized investment (gains) losses                                    (8,925)          22,820           25,047
  Amortization of net premium/(accretion of net discount) on
   investments                                                              12,399             (705)          (6,519)
  Amortization of deferred acquisition costs and other expenses            236,098          168,007          179,882
  Acquisition costs deferred                                              (202,790)        (246,033)        (212,251)
  Other expenses deferred                                                  (22,619)         (46,799)         (53,427)
  Provision for deferred income taxes                                       90,547           49,337         (129,591)
  Change in:
    Accrued investment income                                                5,858              878              679
    Income taxes currently receivable from Parent                            5,112            5,510          148,898
    Other assets                                                            (4,842)           6,035          (10,631)
    Due from/to affiliates                                                  (9,741)           2,366          (36,841)
    Other liabilities                                                        2,292            7,132           10,697
  Other, net                                                               (13,556)         (12,836)           3,461
                                                                       -----------      -----------      -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                  473,209          381,471          250,519

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                          (2,368,070)      (1,232,311)      (2,078,310)
  Mortgage loans                                                          (112,327)         (31,502)         (44,247)
  Other investments, excluding short-term investments                      (48,499)         (33,235)         (20,266)
Sales of:
  Bonds, notes and redeemable preferred stocks                           1,674,197          651,301        1,190,299
  Other investments, excluding short-term investments                       56,295           22,283           12,835
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                             826,462          898,682          994,014
  Mortgage loans                                                           246,470          125,475           67,506
  Other investments, excluding short-term investments                       15,903           10,915           72,970
Change in securities lending collateral                                   (394,902)        (369,647)          71,615
                                                                       -----------      -----------      -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                    $  (104,471)     $    41,961      $   266,416


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        2005             2004             2003
                                                                     -----------      -----------      -----------

                                                                                    (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity contracts     $ 1,351,964      $ 1,360,319      $ 1,553,000
  Universal life insurance contracts                                      41,611           45,183           45,657
Net exchanges from the fixed accounts of variable annuity
  contracts                                                           (1,171,713)      (1,332,240)      (1,108,030)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity contracts        (611,301)        (458,052)        (464,332)
  Universal life insurance contracts                                     (57,465)         (69,185)         (61,039)
  Guaranteed investment contracts                                       (104,411)          (8,614)        (148,719)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity contracts         (99,903)        (108,691)        (109,412)
  Universal life insurance contracts                                     (98,473)        (105,489)        (111,380)
Net receipts from (repayments of) other short-term financings                 --          (41,060)          14,000
Net payment related to a modified coinsurance transaction                     --           (4,738)         (26,655)
Change in securities lending payable                                     394,902          369,647          (71,615)
Dividend paid to Parent                                                  (25,000)          (2,500)         (12,187)
                                                                     -----------      -----------      -----------

NET CASH USED IN FINANCING ACTIVITIES                                   (379,789)        (355,420)        (500,712)
                                                                     -----------      -----------      -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS               (11,051)          68,012           16,223

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                   201,117          133,105          116,882
                                                                     -----------      -----------      -----------

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                     $   190,066      $   201,117      $   133,105
                                                                     ===========      ===========      ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                                        $        --      $     2,081      $     2,628
                                                                     ===========      ===========      ===========

Income taxes received from (paid to) Parent                          $    24,923      $   (47,749)     $    10,989
                                                                     ===========      ===========      ===========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

1.       BASIS OF PRESENTATION

         AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

         Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Shareholder's equity at December 31, 2003 was restated to include $150,653,000, for SAAMCo. Similarly, the results of operations and cash flows for the year ended December 31, 2003 have been restated for the addition to pretax income of $16,345,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.

         SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

         Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 32.1% of deposits in the year ended December 31, 2005, 24.8% of deposits in the year ended December 31, 2004 and 14.6% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 12.4% of deposits in the year ended December 31, 2005, 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


1.       BASIS OF PRESENTATION (Continued)

         year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

         Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $1,249,900,000 and $862,481,000 as of December 31, 2005 and 2004,
         respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2005 and 2004, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income. At December 31, 2005, approximately $136,179,000 of such collateral was invested in AIG affiliated entities.

         Other invested assets consist principally of investments in limited partnerships and derivative financial instruments purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note
         7). Limited partnerships are carried at cost. The derivative financial instruments are marked to market and changes in market value are recorded through net realized investment gains (losses) included in the consolidated statement of income and comprehensive income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairment writedowns totaled $10,288,000, $21,050,000 and $54,092,000 in the years ending December 31, 2005, 2004 and 2003, respectively.

         DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

         The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

         DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

         The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

         The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

         OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

         The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

         VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS:
         The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

         GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2005 and 2004. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2005 and 2004, and has determined that no impairment provision is necessary.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS: Reserves for fixed annuity, Fixed Options, universal life insurance and guaranteed investment contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

         RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit ("EEB") and guaranteed minimum income benefits ("GMIB") are accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). See Recently Issued Accounting Standards below.

         FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

         INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

         At the March 2004 meeting, the Emerging Issue Task Force ("EITF") reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the FASB issued FASB staff pronouncement ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

         On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements based on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

         On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

         On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

         On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

         On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), and amendment of FAS 140 and FAS 133. FAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. FAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of the Company's fiscal year that begins after September 15, 2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has decided to early adopt FAS 155 effective January 1, 2006, and is assessing the effect of this change in accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                                               Amortized      Estimated
                                                                 Cost        Fair Value
                                                               ----------    -----------

                                                                   (in thousands)

        AT DECEMBER 31, 2005:
        U.S. government securities                             $   32,340     $   33,337
        Mortgage-backed securities                              1,049,241      1,058,516
        Securities of public utilities                            275,482        277,763
        Corporate bonds and notes                               2,785,382      2,817,720
        Other debt securities                                     679,528        683,540
                                                               ----------     ----------

          Total                                                $4,821,973     $4,870,876
                                                               ==========     ==========



                                                               Amortized      Estimated
                                                                 Cost         Fair Value
                                                               ----------     ----------

                                                                   (in thousands)
        AT DECEMBER 31, 2004:
        U.S. government securities                             $   28,443     $   30,300
        Mortgage-backed securities                                926,274        956,567
        Securities of public utilities                            321,381        332,038
        Corporate bonds and notes                               2,797,943      2,902,829
        Other debt securities                                     913,687        917,743
                                                               ----------     ----------

          Total                                                $4,987,728     $5,139,477
                                                               ==========     ==========

         At December 31, 2005, bonds, notes and redeemable preferred stocks included $247,457,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 20%, 18%, 15%, 12%, 11% and 10% concentrated in financial services, utilities, telecommunications, noncyclical consumer, transportation and cyclical consumer industries, respectively. No other industry concentration constituted more than 10% of these assets.

         At December 31, 2005, mortgage loans were collateralized by properties located in 27 states, with loans totaling approximately 25%, 11%, 11% and 11% of the aggregate carrying value of the portfolio secured by properties located in California, Massachusetts, Texas and Michigan, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

         At December 31, 2005, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $21,191,000 of bonds.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

         As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

         The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets to fixed-rate instruments.

         At December 31, 2005, $9,685,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2005, follow:

                                                    Amortized      Estimated
                                                       Cost        Fair Value
                                                    ----------     ----------

                                                        (in thousands)
         Due in one year or less                    $  302,155     $  308,318
         Due after one year through five years       1,752,254      1,762,652
         Due after five years through ten years      1,344,904      1,362,262
         Due after ten years                           373,419        379,128
         Mortgage-backed securities                  1,049,241      1,058,516
                                                    ----------     ----------

           Total                                    $4,821,973     $4,870,876
                                                    ==========     ==========

         Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                    Gross         Gross
                                                 Unrealized     Unrealized
                                                    Gains         Losses
                                                 ----------     ----------

                                                      (in thousands)
         AT DECEMBER 31, 2005:
         U.S. government securities               $     997     $      --
         Mortgage-backed securities                  15,534        (6,259)
         Securities of public utilities               4,449        (2,168)
         Corporate bonds and notes                   59,243       (26,905)
         Other debt securities                       12,697        (8,685)
                                                  ---------     ---------

           Total                                  $  92,920     $ (44,017)
                                                  =========     =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.       INVESTMENTS (Continued)

                                                   Gross          Gross
                                                 Unrealized     Unrealized
                                                   Gains          Losses
                                                 ----------     ----------

                                                     (in thousands)
         AT DECEMBER 31, 2004:
         U.S. government securities              $    1,857     $       --
         Mortgage-backed securities                  32,678         (2,385)
         Securities of public utilities              11,418           (761)
         Corporate bonds and notes                  118,069        (13,183)
         Other debt securities                       14,871        (10,815)
                                                 ----------     ----------

           Total                                 $  178,893     $  (27,144)
                                                 ==========     ==========

         Gross unrealized gains on equity securities aggregated $1,326,000 at December 31, 2005 and $1,437,000 at December 31, 2004. There were no unrealized losses on equity securities at December 31, 2005 and December 31, 2004.

         The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004 (dollars in thousands).

                                   Less than 12 Months                   12 Months or More                      Total
                           ---------------------------------     --------------------------------   ------------------------------
                                        Unrealized                            Unrealized                        Unrealized
     December 31, 2005     Fair Value      Loss        Items     Fair Value      Loss       Items   Fair Value     Loss      Items
                           ---------------------------------     --------------------------------   ------------------------------
     Mortgage-backed
      securities           $  400,513   $   (4,275)       85     $   57,067   $   (1,984)      13   $  457,580  $   (6,259)     98
     Securities of
      public utilities         83,797       (1,538)       19         18,485         (630)       6      102,282      (2,168)     25
     Corporate bonds and
      notes                 1,156,959      (18,235)      189        233,052       (8,670)      49    1,390,011     (26,905)    238
     Other debt securities    181,348       (3,540)       31        124,346       (5,145)      23      305,694      (8,685)     54
                           ---------------------------------     --------------------------------   ------------------------------
     Total                 $1,822,617   $  (27,588)      324     $  432,950   $  (16,429)      91   $2,255,567  $  (44,017)    415
                           =================================     ================================   ==============================

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

                                       Less than 12 Months             12 Months or More                   Total
                                 ------------------------------  -----------------------------  ------------------------------
                                             Unrealized                           Unrealized                     Unrealized
     December 31, 2004           Fair Value     Loss      Items  Fair Value     Loss     Items  Fair Value     Loss     Items
                                 ------------------------------  -----------------------------  ------------------------------
     Mortgage-backed securities  $  125,589  $   (1,282)     23  $   40,275  $   (1,103)     9  $  165,864  $   (2,385)    32
     Securities of public
      utilities                      46,249        (761)      9           0           0      0      46,249        (761)     9
     Corporate bonds and notes     487,923      (7,418)     86      87,194      (5,765)    15     575,117     (13,183)   101
     Other debt securities          207,378      (4,062)     36      79,782      (6,753)    12     287,160     (10,815)    48
                                 ------------------------------  -----------------------------  ------------------------------
     Total                       $  867,139  $  (13,523)    154  $  207,251  $  (13,621)    36  $1,074,390  $  (27,144)   190
                                 ==============================  =============================  ==============================

         Realized investment gains and losses include the following:

                                                         Years ended December 31,
                                                      ------------------------------
                                                        2005       2004       2003
                                                      --------   --------   --------

                                                              (in thousands)
         Bonds, notes and redeemable preferred stock  $(19,770)  $(20,613)  $(32,293)
         Common stock                                       51       (242)       444
         Other invested assets                          28,644     (1,965)     6,802
                                                      --------   --------   --------

         Net realized investment gains (losses)       $  8,925   $(22,820)  $(25,047)
                                                      ========   ========   ========


         Realized investment gains and losses on sales of bonds, notes and redeemable preferred stock and equity securities are as follows:

                                                            Years ended December 31,
                                                        ------------------------------
                                                          2005       2004       2003
                                                        --------   --------   --------

                                                                (in thousands)
         BONDS, NOTES AND REDEEMABLE
            PREFERRED STOCKS:
            Realized gains                              $ 11,526   $ 12,240   $ 30,896
            Realized losses                              (23,927)   (12,623)   (11,818)

         COMMON STOCKS:
            Realized gains                                    51          5        561
            Realized losses                                   --       (247)      (117)


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

         The sources and related amounts of investment income are as follows:

                                                             Years ended December 31,
                                                       ---------------------------------
                                                          2005       2004         2003
                                                       ---------   ---------   ---------

                                                                (in thousands)
         Short-term investments                        $   7,740   $   2,483   $   1,363
         Bonds, notes and redeemable preferred stocks    264,284     293,258     321,493
         Mortgage loans                                   48,633      50,825      53,951
         Partnerships                                     10,393         417        (478)
         Policy loans                                     13,869      17,130      15,925
         Real estate                                        (189)       (202)       (331)
         Other invested assets                             1,969       1,162       8,001
         Less: investment expenses                        (2,008)     (2,466)     (2,308)
                                                       ---------   ---------   ---------

         Total investment income                       $ 344,691   $ 362,607   $ 397,616
                                                       =========   =========   =========

4.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

         OTHER INVESTED ASSETS: Other invested assets include derivative financial instruments and partnerships. The fair value of the derivative financial instruments is based principally on broker quotes. Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.


         RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
         CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

         The estimated fair values of the Company's financial instruments at December 31, 2005 and 2004 compared with their respective carrying values, are as follows:

                                                                           Carrying     Fair
                                                                             Value      Value
                                                                          ----------  ----------

                                                                              (in thousands)
         DECEMBER 31, 2005:

         ASSETS:
               Cash and short-term investments                            $  190,066  $  190,066
               Bonds, notes and redeemable preferred stocks                4,870,876   4,870,876
               Mortgage loans                                                490,876     508,485
               Policy loans                                                  170,353     170,353
               Mutual funds                                                   24,380      24,380
               Common stocks                                                  26,341      26,341
               Securities lending collateral                               1,278,694   1,278,694
               Other invested assets                                          65,310      65,310

         LIABILITIES:
               Reserves for fixed annuity and fixed accounts of variable
                   annuity contracts                                      $3,548,441  $3,477,797
               Reserves for guaranteed investment contracts                  117,556     117,646
               Securities lending payable                                  1,278,694   1,278,694

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                              Carrying         Fair
                                                                                Value          Value
                                                                            ------------    ------------

                                                                                  (in thousands)
         DECEMBER 31, 2004:
         ASSETS:
               Cash and short-term investments                              $    201,117    $    201,117
               Bonds, notes and redeemable preferred stocks                    5,139,477       5,139,477
               Mortgage loans                                                    624,179         657,828
               Policy loans                                                      185,958         185,958
               Mutual funds                                                        6,131           6,131
               Common stocks                                                      26,452          26,452
               Securities lending collateral                                     883,792         883,792
               Other invested assets                                              58,880          58,880

         LIABILITIES:
               Reserves for fixed annuity and fixed accounts of variable
                   annuity contracts                                        $  3,948,158    $  3,943,265
               Reserves for guaranteed investment contracts                      215,331         219,230
               Securities lending payable                                        883,792         883,792

5.       DEFERRED ACQUISITION COSTS

         The following table summarizes the activity in deferred acquisition costs:

                                                          Years Ended December 31,
                                                         ---------------------------
                                                            2005            2004
                                                         -----------     -----------

                                                               (in thousands)

         Balance at beginning of year                    $ 1,349,089     $ 1,268,621
         Acquisition costs deferred                          202,790         246,033
         Effect of net unrealized gains on securities         13,570             267
         Amortization charged to income                     (187,431)       (126,142)
         Cumulative effect of SOP 03-1                            --         (39,690)
                                                         -----------     -----------

         Balance at end of year                          $ 1,378,018     $ 1,349,089
                                                         ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


6.       OTHER DEFERRED EXPENSES

         The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                            Bonus       Distribution
                                                          Payments          Costs           Total
                                                         -----------    ------------     -----------
                                                                       (in thousands)
         YEAR ENDED DECEMBER 31, 2005

         Balance at beginning of year                    $   182,103     $    75,678     $   257,781
         Expenses deferred                                    29,039          15,918          44,957
         Effect of net unrealized gains on securities          1,530              --           1,530
         Amortization charged in income                      (18,069)        (30,598)        (48,667)
                                                         -----------     -----------     -----------

         Balance at end of year                          $   194,603     $    60,998     $   255,601
                                                         ===========     ===========     ===========


         YEAR ENDED DECEMBER 31, 2004

         Balance at beginning of year                    $   155,695     $    81,011     $   236,707
         Expenses deferred                                    36,732          26,175          62,906
         Effect of net unrealized gains on securities             33              --              33
         Amortization charged in income                      (10,357)        (31,508)        (41,865)
                                                         -----------     -----------     -----------

         Balance at end of year                          $   182,103     $    75,678     $   257,781
                                                         ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS

         The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

         The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees (GMDB, GMIB and EEB) are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

         The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or
         (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

         EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

         If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS (Continued)

         GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options and futures on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         Details concerning the Company's guaranteed benefit exposures as are as follows:

                                                                                               Highest
                                                                                              Specified
                                                                                             Anniversary
                                                                                            Account Value
                                                                       Return of Net            Minus
                                                                      Deposits Plus a        Withdrawals
                                                                          Minimum               Post
                                                                          Return             Anniversary
                                                                      ---------------       -------------
         AT DECEMBER 31, 2005
                                                                            (dollars in millions)
         In the event of death (GMDB and EEB):
            Net account value                                             9,968                 9,166
            Net amount at risk (a)                                          782                   826
            Average attained age of contract holders                         67                    64
            Range of guaranteed minimum return rates                     0%-5.0%                    0%

         At annuitization (GMIB):
            Net account value                                             2,164
            Net amount at risk (b)                                            3
            Weighted average period remaining until earliest
              annuitization                                                 3.2
            Range of guaranteed minimum return rates                     0%-6.5%

         Accumulation at specified date (GMAV):
            Account value                                                 1,932
            Net amount at risk (c)                                           --
            Weighted average period remaining until guaranteed
              payment                                                       8.3

         Annual withdrawals at specified date (GMWB):
            Account value                                                 1,026
            Net amount at risk (d)                                           --
            Weighted average period remaining until expected payout        15.9

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.       GUARANTEED BENEFITS (Continued)

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        --------------
         AT DECEMBER 31, 2004
                                                                                    (dollars in millions)
         In the event of death (GMDB and EEB):
            Net account value                                                    9,912                  7,739
            Net amount at risk (a)                                                 933                  1,137
            Average attained age of contract holders                                67                     64
            Range of guaranteed minimum return rates                            0%-5.0%                     0%

         At annuitization (GMIB):
            Net account value                                                    1,293
            Net amount at risk (b)                                                   3
            Weighted average period remaining until earliest
             annuitization                                                         3.8
            Range of guaranteed minimum return rates                            0%-6.5%

         Accumulation at specified date (GMAV):
            Account value                                                        1,533
            Net amount at risk (c)                                                  --
            Weighted average period remaining until guaranteed
             payment                                                               9.0

         Annual withdrawals at specified date (GMWB):
            Account value                                                          294
            Net amount at risk (d)                                                  --
            Weighted average period remaining until expected payout               13.9

         (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

         (b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders annuitized at the same balance sheet date.

         (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

         (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $91.5 and $26.3 million as of December 31, 2005 and 2004, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS (Continued)

         The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                             Years Ended December 31,
                                                                           ---------------------------
                                                                              2005            2004
                                                                           -----------     -----------

                                                                                 (in thousands)
           Balance at the beginning of the year, before reinsurance (e)    $    76,949     $    92,873
           Guaranteed benefits incurred                                         26,244          61,472
           Guaranteed benefits paid                                             (5,721)        (49,947)
                                                                           -----------     -----------

           Balance at the end of the year, before reinsurance                   97,472         104,398
           Less reinsurance                                                    (31,577)        (27,449)
                                                                           -----------     -----------

           Balance at the end of the year, net of reinsurance              $    65,895     $    76,949
                                                                           ===========     ===========

         (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

         The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005 and 2004:
            o Data used was 5,000 stochastically generated investment performance scenarios.
            o  Mean investment performance assumption was 10%.
            o  Volatility assumption was 16%.
            o  Mortality was assumed to be 64% of the 75-80 ALB table.
            o Lapse rates vary by contract type and duration and range from 0% to 40%.
            o  The discount rate was approximately 8%.

8.       REINSURANCE

         Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

         Variable policy fees are net of reinsurance premiums of $28,108,000, $28,604,000 and $30,795,000 in 2005, 2004 and 2003, respectively.
         Universal life insurance fees are net of reinsurance premiums of $33,408,000, $34,311,000 and $33,710,000 in 2005, 2004 and 2003,
         respectively.

         The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $32,422,000, $34,163,000 and $34,036,000 in 2005, 2004 and 2003, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $1,277,000, $2,716,000 and $8,042,000 in 2005, 2004 and 2003, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company has four agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, pursuant to these agreements the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2005 is $108,562,000. These commitments expire in 2006. Related to each of these agreements are participation agreements under which the Parent will share in $39,377,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

         A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

         On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

         Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

         Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

         At December 31, 2005, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through December 31, 2006 and thereafter as follows (in thousands):


                  2006                       $   4,535
                  2007                           3,079
                  2008                           2,833
                  2009                           2,959
                  2010                           2,959
                  Thereafter                    23,098
                                             ---------
                                             $  39,463
                                             =========

         Rent expense was $3,456,000, $3,358,000 and $3,905,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2005 and 2004, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                                                             Years ended December 31,
                                                                   -------------------------------------------
                                                                      2005            2004            2003
                                                                   -----------     -----------     -----------

                                                                                 (in thousands)
         ADDITIONAL PAID-IN CAPITAL:
           Beginning balances                                      $   758,346     $   709,246     $   709,246
           Capital contributions by Parent                               2,913          49,100              --
                                                                   -----------     -----------     -----------

           Ending balances                                         $   761,259     $   758,346     $   709,246
                                                                   ===========     ===========     ===========

         RETAINED EARNINGS:
           Beginning balances                                      $   919,612     $   828,423     $   730,321
           Net income                                                  181,903         142,502          93,530
           Dividends paid to Parent                                    (25,000)         (2,500)        (12,187)
           Adjustment for SICO compensation (See Note 12)               (1,562)             --              --
           Adjustment for tax benefit of distributed subsidiary             --             287          16,759
           Tax effect on a distribution of investment                       --         (49,100)             --
                                                                   -----------     -----------     -----------

           Ending balances                                         $ 1,074,953     $   919,612     $   828,423
                                                                   ===========     ===========     ===========

         ACCUMULATED OTHER COMPREHENSIVE
            INCOME:
            Beginning balances                                     $    72,575     $    72,610     $    16,504
            Change in net unrealized gains (losses) on
              debt securities available for sale                      (104,255)         (1,459)        118,725
            Change in net unrealized gains (losses) on
              equity securities available for sale                       1,224             (65)          1,594
            Change in net unrealized gain (loss)
              on foreign currency                                       (2,071)          1,170              --
            Change in adjustment to deferred acquisition costs
              and other deferred expenses                               15,100             300         (34,000)
            Tax effects of net changes                                  31,501              19         (30,213)
                                                                   -----------     -----------     -----------

            Ending balances                                        $    14,074     $    72,575     $    72,610
                                                                   ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10.      SHAREHOLDER'S EQUITY (Continued)

         Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                          December 31,     December 31,
                                                              2005            2004
                                                          ------------     ------------

                                                                (in thousands)
         Gross unrealized gains                           $    94,246     $   180,329
         Gross unrealized losses                              (44,093)        (27,144)
         Unrealized gain (loss) on foreign currency              (901)          1,170
         Adjustment to DAC and other deferred expenses        (27,600)        (42,700)
         Deferred income taxes                                 (7,578)        (39,080)
                                                          -----------     -----------

         Accumulated other comprehensive income           $    14,074     $    72,575
                                                          ===========     ===========


         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2006 without obtaining prior approval is $94,712,000. Dividends of $25,000,000 and $2,500,000 were paid in
         2005 and 2004, respectively. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 in 2003.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $171,505,000, $99,288,000 and $89,071,000 for the years ended December
         31, 2005, 2004 and 2003, respectively. The Company's statutory capital and surplus totaled $950,636,000 at December 31, 2005 and $840,001,000 at December 31, 2004.

11.      INCOME TAXES

         The components of the provisions for income taxes on pretax income consist of the following:


                                                  Years ended December 31,
                                       -------------------------------------------
                                          2005            2004            2003
                                       -----------     -----------     -----------

                                                      (in thousands)

         Current expense (benefit)     $   (19,809)    $   (42,927)    $   127,655
         Deferred expense (benefit)         90,547          49,337         (97,408)
                                       -----------     -----------     -----------

         Total income tax expense      $    70,738     $     6,410     $    30,247
                                       ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.      INCOME TAXES (Continued)

         The U.S. Federal income tax rate is 35% for 2005, 2004 and 2003. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                                                                      Years ended December 31,
                                                              ----------------------------------------
                                                                2005           2004           2003
                                                              ----------     ----------     ----------

                                                                           (in thousands)
         Amount computed at statutory rate                    $   88,424     $   74,025     $   43,322
         Increases (decreases) resulting from:
            State income taxes, net of federal tax benefit         1,094          4,020          2,273
            Dividends received deduction                         (19,091)       (19,058)       (15,920)
            Tax credits                                           (1,233)        (4,000)            --
            Adjustment to prior year tax liability (a)                --        (39,730)            --
            Other, net                                             1,544         (8,847)           572
                                                              ----------     ----------     ----------

           Total income tax expense                           $   70,738     $    6,410     $   30,247
                                                              ==========     ==========     ==========

               (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

         Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

         At December 31, 2005, the Company had net operating carryforwards and capital loss carryforwards for Federal income tax purposes of $15,500,000 and $47,900,000, respectively. Such carryforwards expire in 2023 and 2007, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                                  December 31,     December 31,
                                                                                      2005             2004
                                                                                  ------------     ------------

                                                                                          (in thousands)

         DEFERRED TAX LIABILITIES:
         Deferred acquisition costs and other deferred expenses                   $   514,893     $   432,868
         State income taxes                                                             4,003          10,283
         Net unrealized gains on debt and equity securities available for sale          7,578          39,080
         Other liabilities                                                              7,796          15,629
                                                                                  -----------     -----------
            Total deferred tax liabilities                                            534,270         497,860
                                                                                  -----------     -----------

         DEFERRED TAX ASSETS:

         Investments                                                                  (16,802)        (28,915)
         Contract holder reserves                                                    (151,424)       (101,301)
         Guaranty fund assessments                                                     (3,313)         (3,402)
         Reserve for guaranteed benefits                                              (23,063)        (26,932)
         Net operating loss carryforward                                               (5,425)         (5,430)
         Capital loss carryforward                                                    (16,770)        (22,321)
         Low income housing credit carryforward                                            --         (44,604)
         Partnership income/loss                                                           --          (6,293)
         Other assets                                                                    (895)         (1,130)
                                                                                  -----------     -----------
            Total deferred tax assets                                                (217,692)       (240,328)
                                                                                  -----------     -----------

         Deferred income taxes                                                    $   316,578     $   257,532
                                                                                  ===========     ===========

         The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.      RELATED PARTY TRANSACTION

         Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED PARTY TRANSACTION (Continued)

         None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the SICO Plans' participants.

         As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $1,351,000 for the year ended December 31, 2005, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income.

         As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

         On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED-PARTY MATTERS (Continued)

         On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On October 28, 2005, the Company amended an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $150,000,000. This amended agreement expires on October 27, 2006. There were no balances outstanding under this agreement at December 31, 2005.

         In 2005 the Company paid commissions, including support fees to defray marketing and training costs, to ten affiliated companies: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Sentra Securities Corp.; Spelman & Co., Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $49,162,000, $63,268,000 and $51,716,000 for the years ended
         December 31, 2005, 2004 and 2003, respectively. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 20%, 23% and 24% of deposits for the years ended December 31, 2005, 2004 and 2003, respectively. Of the Company's mutual fund sales, approximately 27%, 25% and 23% were distributed by these affiliated broker-dealers for the years ended December 31, 2005, 2004 and 2003, respectively.

         On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,790,000 and $1,537,000 in 2005 and 2004, respectively, and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000 and $1,620,000 was paid under a different agreement in 2004 and 2003, respectively.

         On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,973,000 $9,074,000 and $7,587,000 in 2005, 2004 and 2003,
         respectively, and are net of certain administrative costs incurred by VALIC of $2,849,000 $2,593,000 and $2,168,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

         The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED-PARTY MATTERS (Continued)

         claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

         The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. American Home's statutory financial statements are contained in the Company's variable annuity registrations filed with the SEC. Additionally, American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered by the guarantee, including obligations arising from purchase payments received after termination, until satisfied in full.

         Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $153,180,000, $148,554,000 and $126,531,000 for the years ended
         December 31, 2005, 2004 and 2003, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $71,533,000, $60,183,000 and $48,733,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

         The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,326,000, $3,712,000 and $3,838,000 for the years ended December 31,
         2005, 2004 and 2003, respectively.

         The Company incurred $1,429,000, $1,113,000 and $500,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2005, 2004 and 2003, respectively (see Note 2).

         Included in the bonds, notes and redeemable preferred stock at December 31, 2005 is a bond carried at fair value of $25,809,000 that is issued by an affiliate.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..............................   2
Statements of Admitted Assets................................   3
Statements of Liabilities, Capital and Surplus...............   4
Statements of Income and Changes in Capital and Surplus......   5
Statements of Cash Flow......................................   6
Notes to Statutory Basis Financial Statements................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company;

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP

New York, NY
April 27, 2006

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                            2005         2004
------------------                                                                        -----------   -----------
Cash and Invested Assets:
   Bonds, principally at amortized cost (NAIC Market value: 2005 - $9,798,011;
      2004 - $8,209,551)                                                                  $ 9,663,980   $ 7,994,584
   Stocks:
   Common stocks, at NAIC market value (Cost: 2005 - $1,575,107;
      2004 - $1,374,734)                                                                    3,190,583     2,923,431
   Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $539,993;
      2004 - $436,573)                                                                        542,438       457,594
   Other invested assets, primarily at equity (Cost: 2005 - $2,109,071; 2004 -
      $1,755,421)                                                                           2,261,269     1,822,492
   Securities lending collateral                                                              295,591       125,900
   Short-term investments, at amortized cost (approximates NAIC market value)                  95,534        18,537
   Cash                                                                                        22,494        70,458
   Receivable for securities                                                                  164,069        99,399
                                                                                          -----------   -----------
      TOTAL CASH AND INVESTED ASSETS                                                       16,235,958    13,512,395
                                                                                          -----------   -----------

Investment income due and accrued                                                             234,067       153,754
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                           823,180       614,120
   Premiums and installments booked but deferred and not yet due                            1,383,624     1,152,479
   Accrued retrospective premiums                                                              27,758         7,717
Amounts billed and receivable from high deductible policies                                   315,772       367,174
Reinsurance recoverable on loss payments                                                      399,204       245,992
Funds held by or deposited with reinsurers                                                     23,948       161,437
Deposit accounting assets                                                                   1,336,343     1,638,716
Deposit accounting assets - funds held                                                        432,987       424,685
Federal and foreign income taxes recoverable from parent                                      794,462       575,690
Net deferred tax assets                                                                       308,507       322,785
Equities in underwriting pools and associations                                               577,679       498,433
Electronic data processing equipment, less accumulated depreciation                            93,882        90,770
Receivable from parent, subsidiaries and affiliates                                         1,640,093       430,318
Other admitted assets                                                                         178,400       371,907
                                                                                          -----------   -----------
      TOTAL ADMITTED ASSETS                                                               $24,805,864   $20,568,372
                                                                                          ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                   2005          2004
------------------                                               -----------   -----------
                         Liabilities

Reserves for losses and loss adjustment expenses                 $11,620,078   $ 9,357,799
Unearned premiums                                                  4,334,485     4,136,808
Commissions, premium taxes, and other expenses payable               118,273       140,332
Reinsurance payable on paid loss and loss adjustment expenses        145,544       259,375
Funds held by company under reinsurance treaties                     255,848       261,469
Provision for reinsurance                                            210,152       376,738
Ceded reinsurance premiums payable, net of ceding commissions        431,565        74,708
Amounts withheld or retained by company for account of others         31,331        41,058
Payable to parent, subsidiaries and affiliates                        33,968       346,919
Policyholder funds on deposit                                         12,578        20,862
Loss clearing                                                         13,610         8,665
Liability for pension and severance pay                                4,945         4,882
Retroactive reinsurance reserves - assumed                            32,893        10,677
Retroactive reinsurance reserves - ceded                             (65,044)      (81,536)
Deposit accounting liabilities                                       486,910       465,475
Deposit accounting liabilities - funds held                        1,006,426     1,089,396
Securities lending payable                                           295,591       125,900
Collateral deposit liability                                         505,755       458,938
Other liabilities                                                    281,304       130,566
                                                                 -----------   -----------
   TOTAL LIABILITIES                                              19,756,213    17,229,032
                                                                 -----------   -----------

                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares
   authorized, 1,695,054 shares issued and outstanding                25,426        25,426
Capital in excess of par value                                     2,779,526       702,746
Unassigned surplus                                                 2,176,592     2,529,590
Special surplus funds from retroactive reinsurance                    68,107        81,578
                                                                 -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                       5,049,651     3,339,340
                                                                 -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $24,805,864   $20,568,372
                                                                 ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2005         2004
--------------------------------                                -----------   ----------
                     Statements of Income

Underwriting Income:
  Premiums earned                                               $ 7,045,820   $6,522,744
                                                                -----------   ----------
Underwriting Deductions:
  Losses incurred                                                 5,406,410    4,766,133
  Loss adjustment expenses incurred                               1,098,644      730,780
  Other underwriting expenses incurred                            1,584,477    1,424,929
                                                                -----------   ----------
Total Underwriting Deductions                                     8,089,531    6,921,842
                                                                -----------   ----------
NET UNDERWRITING LOSS                                            (1,043,711)    (399,097)
                                                                -----------   ----------
Investment Income:
  Net investment income earned                                      630,678      419,418
  Net realized capital gains (net of capital gains taxes:
    2005 - $20,492; 2004- $13,604)                                   38,055       25,265
                                                                -----------   ----------
NET INVESTMENT GAIN                                                 668,733      444,683
                                                                -----------   ----------
Net loss from agents' or premium balances charged-off              (145,742)     (42,783)
Other gain                                                           91,947       37,322
                                                                -----------   ----------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                            (428,773)      40,125
Federal income tax (benefit) expense                               (243,047)      86,311
                                                                -----------   ----------
    NET LOSS                                                    $  (185,726)  $  (46,187)
                                                                ===========   ==========

                Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year           $ 3,339,340   $3,621,899
  Adjustment to beginning surplus                                  (211,984)    (588,401)
                                                                -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                             3,127,356    3,033,498
                                                                -----------   ----------
Changes in Capital and Surplus:
  Net loss                                                         (185,726)     (46,187)
  Change in net unrealized capital gains [net of capital
     gains taxes: 2005 - $13,354; 2004 - ($92,280)]                 164,444      268,660
  Change in net deferred income tax                                 112,728      455,352
  Change in non-admitted assets                                    (322,775)    (345,908)
  Change in provision for reinsurance                               166,585       (7,795)
  Paid in capital and surplus                                     2,076,780      157,948
  Cash dividends to stockholder                                     (31,732)     (63,464)
  Other surplus adjustments                                               -     (149,132)
  Foreign exchange translation                                      (58,009)      36,367
                                                                -----------   ----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                          1,922,296      305,842
                                                                -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                               $ 5,049,651   $3,339,340
                                                                ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                  2005          2004
--------------------------------                              -----------   -----------
                    Cash From Operations

Premiums collected, net of reinsurance                        $ 7,143,463   $ 7,080,889
Net investment income                                             604,156       436,057
Miscellaneous income                                              (53,776)       (4,928)
                                                              -----------   -----------
   SUB-TOTAL                                                    7,693,843     7,512,017
                                                              -----------   -----------
Benefit and loss related payments                               3,809,181        13,777
Commission and other expense paid                               2,171,077     1,930,945
Dividends paid to policyholders                                       878           601
Change in federal and foreign income taxes                         (3,783)      618,202
                                                              -----------   -----------
   NET CASH FROM OPERATIONS                                     1,716,490     4,948,492
                                                              -----------   -----------
                   Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                        4,129,223     3,286,111
   Stocks                                                       2,795,546     2,427,404
   Other                                                        3,042,793     4,128,503
                                                              -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID     9,967,562     9,842,018
                                                              -----------   -----------
Cost of Investments Acquired
   Bonds                                                        5,803,573     5,267,295
   Stocks                                                       3,071,743     2,513,100
   Other                                                        3,630,931     4,462,157
                                                              -----------   -----------
   TOTAL COST OF INVESTMENT ACQUIRED                           12,506,247    12,242,551
                                                              -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES                     (2,538,684)   (2,400,533)
                                                              -----------   -----------
       Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                  750,000       157,948
Dividends to stockholder                                          (47,598)      (63,464)
Net deposit on deposit-type contracts and other insurance        (285,727)     (641,968)
Other                                                             434,553    (2,022,900)
                                                              -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES          851,228    (2,570,384)
                                                              -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   29,034       (22,425)

Cash and short-term Investments:
   Beginning of year                                               88,995       111,419
                                                              -----------   -----------
   END OF YEAR                                                $   118,028   $    88,995
                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company ("AHAC" or the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an intercompany pooling agreement with certain affiliated companies (see Note 5).

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of (1) discounting workers' compensation reserves on a non-tabular basis; in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis; (2) under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted; and, (3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance; in NAIC SAP, New York Regulation 20 credits are not permitted.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

     DECEMBER 31,                                 2005         2004
     ------------                              ----------   ----------
     NET LOSS, NEW YORK INSURANCE DEPARTMENT   $ (185,726)  $  (46,187)
     State Practices - (Deduction) Income:
        Non-Tabular Discounting                   (31,431)     (44,160)
                                              ----------   ----------
     NET LOSS, NAIC SAP                        $ (217,157)  $  (90,347)
                                               ==========   ==========
     STATUTORY SURPLUS, NEW YORK INSURANCE
        DEPARTMENT                             $5,049,651   $3,339,340
     State Practices - (Charge) Credit:
        Non-Tabular Discounting                  (212,605)    (181,174)
        EDP equipment and software                (93,881)     (90,731)
        Reinsurance Credits                      (208,499)    (192,015)
                                               ----------   ----------
     STATUTORY SURPLUS, NAIC SAP               $4,534,666   $2,875,420
                                               ==========   ==========

     In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in joint ventures, limited partnerships and hedge funds.

     As agreed with the Company's domiciliary state, investments in publicly traded affiliated common stocks are accounted for at the quoted market value less a discount as prescribed by NAIC SAP.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available for sale and trading securities are reported at fair value. The difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     INVESTED ASSETS: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $165,005 and $178,991, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint venture and partnerships. Joint venture and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are being recorded as unrealized gains or losses. Investments in joint venture and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC designated market value and the unrealized gain or loss reported as unassigned surplus.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          The Company does not use hedge accounting for its derivatives.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus.

     - Net Investment Gains (Losses): Net investment gains (losses) consists of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint venture, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     REVENUE RECOGNITION: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $27,758 and $7,717, respectively, net of non-admitted premium balances of $3,084 and $857 respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53 entitled Property and Casualty Contracts - Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND OTHER UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,671,598 and $1,348,754, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's tabular discount amounted to $184,289 and $143,688, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the Insurance Department of the State of New York. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,487,309 and $1,205,066, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's non-tabular discount amounted to $212,605 and $181,174, respectively, all of which were applied against the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to Unassigned Surplus. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $24,616 and $17,060, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $211,984. In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004        $3,339,340

     Adjustments to Beginning Capital and Surplus:

       Asset realization                                   (229,448)
       Revenue recognition                                  (65,075)
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, BEFORE FEDERAL INCOME TAXES      (294,523)

       Current federal income taxes                          22,311
       Deferred income taxes                                 60,228
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, AFTER FEDERAL INCOME TAXES     $ (211,984)
                                                         ----------
     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005          $3,127,356
                                                         ==========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     TOTAL CAPITAL AND SURPLUS, DECEMBER 31, 2003              $3,621,899

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)         (431,414)
     2. Coventry                                                  (15,932)
     3. Loss Reserves                                             (74,880)
     4. DBG Analysis                                              (53,316)
     5. Other Adjustments                                         (12,859)
                                                               ----------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (588,401)
                                                               ----------
     TOTAL CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004          $3,033,498
                                                               ==========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                   GROSS        GROSS       NAIC *
                                                                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                                                      COST         GAINS       LOSSES        VALUE
                                                                   ----------   ----------   ----------   ----------
AS OF DECEMBER 31, 2005
   U.S. governments                                                $  339,230    $  1,331      $ 4,491    $  336,070
   All other governments                                            1,030,463       5,491        4,015     1,031,939
   States, territories and possessions                              1,437,180      25,194        4,641     1,457,733
   Political subdivisions of states, territories and possessions    1,971,726      34,761        2,780     2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     4,242,687      78,602        6,193     4,315,096
   Public utilities                                                    46,234         634          226        46,642
   Industrial and miscellaneous                                       596,460      13,179        2,815       606,824
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $9,663,980    $159,192      $25,161    $9,798,011
                                                                   ==========    ========      =======    ==========
AS OF DECEMBER 31, 2004
   U.S. governments                                                $  409,872    $  2,471      $ 3,542    $  408,801
   All other governments                                              696,857       4,848          377       701,328
   States, territories and possessions                              1,495,488      31,687        2,075     1,525,100
   Political subdivisions of states, territories and possessions    1,218,335      33,096        1,324     1,250,107
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     3,642,185     137,274        3,314     3,776,145
   Public utilities                                                    33,300         776           46        34,030
   Industrial and miscellaneous                                       498,547      15,663          170       514,040
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                         $7,994,584    $225,815      $10,848    $8,209,551
                                                                   ==========    ========      =======    ==========

As of December 31, 2005 and 2004, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $9,818,483 and $8,233,574, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2005                        2004
                                         -------------------------   -------------------------
                                          AMORTIZED      NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                          COST      MARKET VALUE      COST      MARKET VALUE
------------------                       ----------   ------------   ----------   ------------
Due in one year or less                  $  957,757    $  954,751    $  645,776    $  699,528
Due after one year through five years       855,048       857,130       548,675       554,970
Due after five years through ten years    6,253,720     6,338,300     1,695,997     1,715,243
Due after ten years                       1,435,025     1,482,825     4,931,680     5,060,819
Mortgaged-backed securities                 162,430       165,005       172,456       178,991
                                         ----------    ----------    ----------    ----------
   TOTAL BONDS                           $9,663,980    $9,798,011    $7,994,584    $8,209,551
                                         ==========    ==========    ==========    ==========

During 2005 and 2004, proceeds from the sale of the Company's bonds amounted to $3,278,300 and $2,197,876, respectively. During 2005 and 2004, the Company realized gross gains of $31,404 and $15,434, respectively, and gross losses of $17,304 and $20,960, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $2,703,032 and $2,307,028, respectively. Gross gains of $132,690 and $121,648 and gross losses of $91,050 and $84,827 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                    DECEMBER 31, 2005                                  DECEMBER 31, 2004
                    ------------------------------------------------   -------------------------------------------------
                                    GROSS       GROSS       NAIC *                     GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED  UNREALIZED     MARKET      AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                       COST         GAINS      LOSSES        VALUE        COST         GAINS       LOSSES        VALUE
                    ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619   $ 68,346    $2,055,669   $  638,099   $1,343,104    $ 94,566    $1,886,637
   Non-affiliated      972,712      198,989     36,787     1,134,914      736,635      318,732      18,573     1,036,794
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $1,575,108   $1,720,608   $105,133    $3,190,583   $1,374,734   $1,661,836    $113,139    $2,923,431
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========
Preferred Stocks:
   Affiliated       $        -   $        -   $      -    $        -   $        -  $         -    $      -    $        -
   Non-affiliated      539,993       10,710      8,758       541,945      436,573       30,312       3,696       463,189
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $  539,993   $   10,710   $  8,758    $  541,945   $  436,573   $   30,312    $  3,696    $  463,189
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(572) and $0, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)


The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643    $    711    $  278,218    $  4,491
   All Other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
   territories and possessions              380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,862       954,796     113,891
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513    $ 81,130    $3,678,670    $139,052
                                         ==========     =======    ========    ========    ==========    ========
As of December 31, 2004:
   U. S. Governments                     $  126,772     $ 2,478    $ 31,405    $  1,064    $  158,177    $  3,542
   All Other Governments                    399,899         350      42,529          27       442,428         377
   States, territories and possessions      177,476         951     111,285       1,124       288,761       2,075
   Political subdivisions of states,
   territories and possessions              182,790         980      51,319         344       234,109       1,324
   Special revenue                          264,313       1,667     154,878       1,647       419,191       3,314
   Public utilities                           7,840          36       3,562          10        11,402          46
   Industrial and miscellaneous              55,323          47      31,706         123        87,029         170
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            1,214,413       6,509     426,684       4,339     1,641,097      10,848
   Common Stock                             139,774      12,538     180,178     100,601       319,952     113,139
   Preferred Stock                           69,075       1,596      22,900       2,100        91,975       3,696
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             208,849      14,134     203,078     102,701       411,927     116,835
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,423,262     $20,643    $629,762    $107,040    $2,053,024    $127,683
                                         ==========     =======    ========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $972 and $2,708, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,542 and $53,390, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,    2005     2004
--------------------------------   ------   ------
Advanced Technology Ventures VI    $    -   $3,444
Advanced Technology Ventures VII        -    2,452
Sprout Capital IX                       -    3,403
Morgan Stanley III                  1,684        -
Items less than $1.0 million           11      634
                                   ------   ------
TOTAL                              $1,695   $9,933
                                   ======   ======

As of December 31, 2005 and 2004, securities with a market value of $289,449 and $122,878, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at amortized cost of $2,270,251 and $1,882,606 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represent AIG's entire investment in life settlements and are being accounted for as a collateral loan in accordance with SSAP No. 21. The admitted value of the loans is not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans.

During 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,139 and $5,330, respectively, and interest expense of $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005          2004
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF THE PERIOD   $ 9,357,799   $ 6,388,455

Adjustments for prior period corrections                  (165,738)      860,497

Incurred losses and LAE related to:

   Current accident year                                 5,111,414     4,654,796
   Prior accident years                                  1,393,640       842,117
                                                       -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                      6,505,054     5,496,913
                                                       -----------   -----------
Paid losses and LAE related to:

   Current accident year                                (1,284,778)     (933,937)
   Prior accident years                                 (2,792,259)   (2,454,129)
                                                       -----------   -----------
      TOTAL PAID LOSSES AND LAE                         (4,077,037)   (3,388,066)
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $11,620,078   $ 9,357,799
                                                       ===========   ===========

During 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,393,640 and $842,117, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,050 and $161,123, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,425,539 and $6,086,862, respectively (exclusive of intercompany pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                   CODE        PERCENT
     --------------                                  --------   -------------
     National Union Fire Insurance
     Company of Pittsburgh, PA.                         19445        38.0%
     American Home Assurance Company                    19380        36.0%
     Commerce and Industry Insurance Company            19410        10.0%
     New Hampshire Insurance Company                    23481         5.0%
     The Insurance Company of the State
       of Pennsylvania                                  19429         5.0%
     Birmingham Fire Insurance Company of
       Pennsylvania                                     19402         5.0%
     AIU Insurance Company                              19399         1.0%
     American International Pacific
       Insurance Company                                23795         0.0%
     American International South
       Insurance Company                                40258         0.0%
     Granite State Insurance Company                    23809         0.0%
     Illinois National Insurance Company                23817         0.0%

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed American International Underwriters Overseas Association ("AIUOA"), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                   NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                                                  CODE        PERCENT
     --------------                                                                --------   -------------
     American International Underwriters Overseas, Limited                            --        67.0%
     New Hampshire Insurance Company (NHIC)                                        23481        12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)     19445        11.0%
     American Home Assurance Company (AHAC)                                        19380        10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $581,410 and $502,165, respectively, gross of $906,874 and $854,307, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $64,437.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities.

     The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

                                             GUARANTEE   POLICYHOLDER     INVESTED     ESTIMATED   POLICYHOLDER
     GUARANTEED COMPANY                       ISSUED      OBLIGATIONS      ASSETS         LOSS        SURPLUS
     ------------------                     ----------   ------------   ------------   ---------   ------------
     AIG Hawaii Insurance Company, Inc.      11/5/1997   $     98,026   $    152,274      $-      $     59,829
     AIG Czech Republic posjistovna, a.s.     8/1/2003         15,478         18,745       -            18,973*
     AIG Europe S. A.                        9/15/1998      1,060,634      1,049,873       -           703,296*
     AIG Europe (Netherlands)                9/20/2004        365,491        113,405       -           133,054*
     AIG Mexico Seguros interamericana,
        S. A. de C.V.                       12/15/1997         60,655         71,646       -            84,469*
     Landmark Insurance Company,
        Limited                               3/2/1998        361,934        250,272       -            85,855*
     American General Life and Accident
        Insurance Company                     3/3/2003      7,542,595      8,697,899       -           638,133**
     American General Life Insurance
        Company                               3/3/2003     21,161,070     23,505,506       -         1,853,471**
     The United States Life Insurance
        Company of the City of New York       3/3/2003      3,323,214      3,805,773       -           378,664**
     The Variable Annuity Life Insurance
        Company                               3/3/2003     29,496,780     33,692,171       -         3,345,667**
     AIG Edison Life Insurance Company       8/29/2003     18,673,168     19,987,483       -         1,017,274*
     American International Insurance
        Company                              11/5/1997        338,699        574,093       -           303,593
     American International Insurance
        Company of California               12/15/1997        135,236         51,025       -            19,030
     American International Insurance
        Company of New Jersey               12/15/1997        126,230         43,142       -            26,412
     Minnesota Insurance Company            12/15/1997         42,125         50,517       -            17,943
     AIG SunAmerica Life Insurance
        Company +                             1/4/1999      4,934,344      6,678,361       -           947,125
     Lloyds Syndicate                       12/22/2003        904,931        445,345       -           233,920
     First SunAmerica Life Insurance
        Company +                             1/4/1999      3,785,855      4,067,962       -           265,572**
     SunAmerica Insurance Company +           1/4/1999     41,282,892     61,515,532       -         4,404,348**
                                                         ------------   ------------      ---      -----------
        TOTAL GUARANTEES                                 $133,709,357   $164,771,024      $-       $14,536,628
                                                         ============   ============      ===      ===========

     + The guaranteed company is also backed by a support agreement issued by AIG.

     *    Policyholders' surplus is based on local GAAP financial statements.

     ** Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,    CHANGE IN
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005       EQUITY 2005
     -----------------------------------             ---------   --------   ------------   -----------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829     $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915       63,241
     American International Reality Corporation        31.47%      29,581        25,348       (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935          355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347            4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017            -
     American International Life Assurance Company     22.48%      70,387       156,529       20,123
     American International Insurance Company          25.00%      25,000        75,898        4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879        2,350
     Transatlantic Holdings, Inc.                      62.00%      34,055     1,134,417       90,652
     21st Century Insurance Group                      16.69%     240,667       176,555       28,153
                                                                 --------    ----------     --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669     $204,736
                                                                 ========    ==========     ========

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $912,569.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                               ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                  THE COMPANY               THE COMPANY
                    EXPLANTION               -----------------------   -----------------------
       DATE OF          OF        NAME OF    STATEMENT                 STATEMENT
     TRANSACTION   TRANSACTION   AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------   ---------   ---------   -----------   ---------   -----------
     Year Ended December 31, 2005

     3/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash

     Year Ended December 31, 2004

     3/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     12/3/2004       Dividend       AIG         $-           n/a        $15,866        Cash

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

     In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp., AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,      2005       2004
     --------------------------------    --------   --------
     AIG Technology, Inc.*               $ 26,700   $ 24,421
     AIG Global Investment Corporation      4,565      3,668
     AI Recovery, Inc.                      3,574      3,102
     AIG Domestic Claims, Inc.            107,015    114,335
                                         --------   --------
        TOTAL                            $141,854   $145,526
                                         ========   ========

     *    Formerly AIG Data Center, Inc.

     As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $73,379 and $41,452, respectively.

     Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $794,462 and $575,690, respectively.

     During 2005 and 2004, the Company sold $191,606 and $215,564, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436 and $2,834, respectively, related to these transactions.

     As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                   2005        2004
     ------------------                                ----------   --------
     Balances with pool member companies               $        -   $116,172
     Balances with less than 0.5% of admitted assets       33,968    230,747
                                                       ----------   --------
     PAYABLE TO PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $   33,968   $346,919
                                                       ==========   ========

     AIG                                               $1,326,780   $      -
     Balances with pool member companies                  218,275    102,731
     Balances with less than 0.5% of admitted assets       95,038    327,586
                                                       ----------   --------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $1,640,093   $430,317
                                                       ==========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                                          2005                        2004
                                               -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,                 WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------               -----------   -----------   -----------   -----------
Direct premiums                                $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance premiums assumed:
   Affiliates                                   11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                                   23,903      (176,461)       20,449        21,525
                                               -----------   -----------   -----------   -----------
      GROSS PREMIUMS                            17,651,509    17,278,785    17,194,015    16,342,554
                                               -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                                    9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                                1,247,759     1,210,575     1,325,462     1,440,719
                                               -----------   -----------   -----------   -----------
      NET PREMIUMS                             $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                               ===========   ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2005
   Affiliated       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non Affiliated        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2004
   Affiliated       $5,283,256    $672,080    $3,314,793    $398,922    $1,968,463    $273,158
   Non Affiliated        6,117         778       467,677      56,283      (461,560)    (55,505)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,289,373    $672,858    $3,782,470    $455,205    $1,506,903    $217,653
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2005 and 2004 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED    PAID LOSSES   RESERVES FOR
                      PREMIUM        AND        LOSSES AND
                     RESERVES        LAE            LAE
                    ----------   -----------   ------------
DECEMBER 31, 2005
   Affiliates       $3,544,901    $ 91,985      $14,577,562
   Non-Affiliates      504,864     307,331        3,542,634
                    ----------    --------      -----------
   Total            $4,049,765    $399,316      $18,120,196
                    ==========    ========      ===========

DECEMBER 31, 2004
   Affiliates       $3,314,793    $ (4,950)     $12,392,072
   Non-Affiliates      467,677     250,942        2,844,971
                    ----------    --------      -----------
   TOTAL            $3,782,470    $245,992      $15,237,043
                    ==========    ========      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its Capital and surplus is set forth in the table below:


                                                        NAIC CO.
REINSURER                                                 CODE        AMOUNT
---------                                               --------   -----------
Affilliates:
   National Union Fire Company of Pittsburgh. Pa.         19445    $13,832,981
   American International Insurance Company               32220        485,807
   American Home Assurance Company                        19380        426,426
   Transatlantic Reinsurance Company                      19453        299,719
   American International Underwriters Overseas, Ltd.         -        261,189
   New Hampshire Indemnity Company                        23833        145,633
   AIU Insurance Company                                  19399        143,588
   AIG Global Trade and Political Risk Insurance Co.      10651        126,120
   American Internatlional Reinsurance Co. Ltd                -         63,082
   New Hampshire Insurance Company                        23841         59,913
   Insurance Company of the State of Pennsylvania         19429         58,964
   United Guaranty Insurance Company                      11715         46,718
   Commerce and Industry Insurance Company                19410         28,644
   Birmingham Fire Insurance Company of Pa.               19402         13,225
   Landmark Insurance Company                             35637          9,178
   Audubon Insurance Company                              19933          5,789
   Starr Excess Liability Insurance Company, Ltd.         10932          4,527
   Hartford Steam Boiler Inspection and Insurance Co.     11452          4,064
   Euroguard Insurance Company Limited                        -          3,607
   Illinois National Insurance Company                    23817          3,474
   National Union Fire Ins Company of Vermont                 -          3,047
   AIU Insurance Company (Japan)                              -          2,823
   American International Life Assurance Co. NY (US)      60607          2,567
   Granite State Insurance Company                        23809          2,413
   Ascot Syndicate Lloyds 1414                                -          2,112
   American General Life Insurance Company                60488          1,981
   Arabian American Insurance Company, Ltd.                   -          1,003
   Other affiliates below $1.0 million                        -         34,646
                                                                   -----------
      TOTAL AFFILIATES                                              16,073,240
                                                                   -----------
   Munich Re Group                                            -        169,035
   Lloyd's                                                    -        366,924
   Swiss Re Group                                             -        226,368
   Berkshire Hathaway Group                                   -        175,328
                                                                   -----------
      TOTAL NON AFFILIATES                                             937,655
                                                                   -----------
TOTAL AFFILIATES AND NON AFFILIATES                                $17,010,895
                                                                   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $43,140 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $(1,710) and $(8,315), respectively, less losses incurred of $41,430 and $53,608 respectively, as a result of commutations with the following reinsurers:

COMPANY                          2005      2004
-------                        -------   -------
SCOR Reinsurance Company       $42,442   $21,276
Suncorp Metway                     522         -
Copenhagen Reinsurance             165         -
Gulfstream Insurance Company        12         -
Aviabel S.A.                         -       274
AXA Albingia                         -     5,837
AXA Corporate Solutions              -     3,475
Converium Reins.                     -     7,528
Cottrell Syndicate                   -       (67)
CX Reinsurance                       -     4,274
Farm Bureau Mutual                   -       634
General Re Corporation               -    16,090
National Indemnity Company           -     2,671
Providence Washington                -       (17)
Royal and Sun Alliance, PLC          -       234
TIG Insurance Company                -      (870)
Trenwick America                     -       584
                               -------   -------
TOTAL                          $43,141   $61,923
                               =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $141,589 and $76,202, respectively.

During 2005 the Company had written off related reinsurance recoverable balances of $65,282.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company's reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED      CEDED
                                                ---------   --------
Reserves Transferred:
   Initial Reserves                            $  216,347   $453,727
   Adjustments - prior year(s)                   (178,026)   (21,800)
   Adjustments - current year                       6,783    (11,763)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005                 45,104    420,164
                                                ---------   --------
Paid Losses Recovered:
   Prior year(s)                                    3,212    325,959
   Current year                                     8,999     29,161
                                                ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,211    355,120
                                                ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  32,893   $ 65,044
                                                =========   ========
Consideration Paid or Received:
   Initial Reserves                             $ 201,597   $276,437
   Adjustments - prior year(s)                   (180,000)   (18,038)
   Adjustments - current year                           -       (830)
                                                ---------   --------
   TOTAL PAID AS OF DECEMBER 31, 2005           $  21,597   $257,569
                                                =========   ========
Special Surplus from Retroactive Reinsurance:
   Initial surplus gain or loss realized        $       -   $ 47,559
   Adjustments - prior year(s)                          -     34,019
   Adjustments - current year                           -    (13,471)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005              $       -   $ 68,107
                                                =========   ========
CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
   SURPLUS AS OF DECEMBER 31, 2005              $       -   $  6,279
                                                =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31,2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                 ASSUMED    CEDED
---------                                                 -------   -------
Commerce and Industry Insurance Company of Canada         $ 6,897   $     -
American International Reins. Co.                               -    57,331
Guideone Mutual Ins Co.                                     9,141         -
American Internaional Specialty Lines Insurance Company    15,877         -
PEG Reinsurance Co.                                             -     1,395
Swiss Re America Corp                                           -     1,078
Upinsco Inc                                                     -     1,083
All other reinsurers below $1.0 million                       978     4,157
                                                          -------   -------
TOTAL                                                     $32,893   $65,044
                                                          =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                    2005                       2004
          ------------------------   ------------------------
            DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
            ASSETS     LIABILITIES     ASSETS     LIABILITIES
          ----------   -----------   ----------   -----------
Direct    $        -     $ 56,768    $        -     $ 32,990
Assumed            -      430,142             -      432,485
Ceded      1,336,343            -     1,638,716            -
          ----------     --------    ----------     --------
TOTAL     $1,336,343     $486,910    $1,638,716     $465,475
          ==========     ========    ==========     ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2005 and 2004(1) is set forth in the table below:

                                                           2005                       2004
                                                 ------------------------   ------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
                                                   ASSETS     LIABILITIES     ASSETS     LIABILITIES
                                                 ----------   -----------   ----------   -----------
BALANCE AT BEGINNING OF PERIOD                   $1,638,716    $465,475     $2,100,303    $558,125
   Deposit activity, including loss recoveries     (446,464)    (11,942)      (435,087)    (84,181)
   Interest income or expense, net of
      amortization of margin                         90,901      33,377        106,939      (8,469)
   Non-admitted asset portion                        53,190           -       (133,439)          -
                                                 ----------    --------     ----------    --------
BALANCE AT END OF PERIOD                         $1,336,343    $486,910     $1,638,716    $465,475
                                                 ==========    ========     ==========    ========

During 2005 the Company received consideration of $275,106 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $ 1,192,231. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting a $3,737 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Parent. As of December 31, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

----------
(1) The beginning of period for the 2004 year represents the deposit asset and liability balances at the inception date of the underlying agreements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets/liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                               2005         2004
------------------                            ----------   ---------
Gross deferred tax assets                     $1,147,722   $ 946,890
Gross deferred tax liabilities                  (149,521)   (128,671)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (689,694)   (495,434)
                                              ----------   ---------
NET DEFERRED TAX ASSETS ADMITTED              $  308,507   $ 322,785
                                              ==========   =========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $ (194,260)  $ 225,562
                                              ==========   =========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005       2004
--------------------------------             ---------   -------
Income tax (benefit) expense on net
   underwriting and net investment income    $(252,358)  $61,549
Federal income tax adjustment - prior year       9,311    24,762
                                             ---------   -------
CURRENT INCOME TAX (BENEFIT) EXPENSE         $(243,047)  $86,311
                                             =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, and changes in deferred income taxes for 2005 is set forth in the table below:

AS OF DECEMBER 31,                              2005         2004       CHANGE
------------------                           ----------   ---------   ---------
Deferred Tax Assets
   Loss reserve discount                     $  499,838   $ 402,853   $  96,985
   Non-admitted assets                          206,602     186,532      20,070
   Unearned premium reserve                     303,414     289,576      13,838
   Partnership adjustments                            -       6,494      (6,494)
   Pension adjustments                            7,328       7,327           1
   Other temporary difference                   130,540      54,108      76,432
                                             ----------   ---------   ---------
      GROSS DEFERRED TAX ASSETS               1,147,722     946,890     200,832
   Non-admitted deferred tax assets            (689,694)   (495,434)   (194,260)
                                             ----------   ---------   ---------
      ADMITTED DEFERRED TAX ASSETS              458,028     451,456       6,572
                                             ----------   ---------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                    (115,317)   (128,671)     13,354
   Partnership adjustments                       (4,047)          -      (4,047)
   Other temporary differences                  (30,157)          -     (30,157)
                                             ----------   ---------   ---------
   GROSS DEFERRED TAX LIABILITIES              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
      NET ADMITTED DEFERRED TAX ASSETS       $  308,507   $ 322,785   $ (14,278)
                                             ==========   =========   =========
   Gross deferred tax assets                 $1,147,722   $ 946,890   $ 200,832
   Gross deferred tax liabilities              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
   NET DEFERRED TAX ASSETS                   $  998,201   $ 818,219   $ 179,982
                                             ==========   =========   =========
   Income tax effect of unrealized capital
      (gains) / losses                                                  (13,354)
                                                                      ---------
   CHANGE IN DEFERRED INCOME TAXES                                    $ 166,628
                                                                      =========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                          TAX
                                             AMOUNT      EFFECT
                                           ---------   ---------
Net loss before federal income
   taxes                                   $(408,280)  $(142,898)
----------------------------------------------------------------
Book to tax adjustments:
----------------------------------------------------------------
   Tax exempt income and dividends
      received deduction, net of
      proration                             (296,930)   (103,926)
   Intercompany dividends                    (11,240)     (3,934)
   Meals and entertainment                     1,802         631
   Change in non-admitted assets             (54,557)    (19,095)
   Federal income tax adjustment - prior
      year                                         -      (9,311)
   Remediation adjustments                         -     (36,343)
   Contingent tax reserves                         -     (21,763)
   Foreign tax credits                             -     (52,544)
                                           ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS            (360,925)   (246,285)
                                           ---------   ---------
FEDERAL TAXABLE LOSS AND TAX BENEFIT       $(769,205)  $(389,183)
                                           =========   =========
----------------------------------------------------------------
Current Federal income tax (benefit)
   expense                                             $(243,047)
Income tax on net realized capital gains                  20,492
Change in deferred income taxes                         (166,628)
                                                       ---------
Total Federal income tax benefit                       $(389,183)
                                                       =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $     -
First preceding year   $75,153
                       -------

The Company did not have any unused loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   GENERAL

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $6,500 and $9,800 for the years ended December 31, 2005 and 2004, respectively.

B.   DEFERRED COMPENSATION PLAN

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on form 10-K. During 2005 the Parent allocated $2,177 of the cost of these stock options and certain other deferred compensation programs to the Company.

     POST-RETIREMENT BENEFIT PLANS

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $243,000, respectively. These obligations are not funded currently. The Company's share of the expense of other postretirement benefit plans was $200 and $0 for 2005 and 2004, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2005         2004
     ------------------                           ----------   ----------
        Discount rate                                5.50%        5.75%
        Rate of compensation increase (average)      4.25%        4.25%
        Measurement date                          12/31/2005   12/31/2004
        Medical cost trend rate                       N/A          N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                              2005         2004
                                           ----------   ----------
     Common stock, par value               $   25,426   $   25,426
     Common stock in excess of par value    2,779,526      702,746
                                           ----------   ----------
           TOTAL CAPITAL                    2,804,952      728,172
                                           ----------   ----------
     Unassigned surplus                     2,176,592    2,529,590
     Special surplus from retroactive
     reinsurance arrangements                  68,107       81,578
                                           ----------   ----------
           TOTAL SURPLUS                    2,244,699    2,611,168
                                           ----------   ----------
        TOTAL CAPITAL AND SURPLUS          $5,049,651   $3,339,340
                                           ==========   ==========

     The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                     2005          2004
                                 -----------   -----------
     Unrealized gains            $ 1,725,717   $ 1,570,673
     Non-admitted asset values   $(1,378,107)  $(1,055,332)
     Provision for reinsurance   $  (210,152)  $  (376,738)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2005, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2005) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $504,965.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

     On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $54,468 to cover any contingent obligations arising from the potential underpayment of these taxes and assessments.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

     Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

     AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information;
     (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies; (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

     On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross net of reinsurance credits, are as follows:

                                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                                  ---------------------   --------------------
                                                     2005        2004        2005       2004
                                                  ----------   --------    --------   --------
     Direct:
     Loss and LAE reserves, beginning of period   $  693,044   $257,696    $256,889   $185,969
        Incurred losses and LAE                      489,955    507,688      63,051    111,636
        Calendar year paid losses and LAE            (95,374)   (72,340)    (31,264)   (40,715)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $1,087,625   $693,044    $288,676   $256,890
                                                  ==========   ========    ========   ========
     Assumed:
     Loss and LAE reserves, beginning of period   $   90,162   $ 32,780    $  6,626   $  8,074
        Incurred losses and LAE                       14,722     62,592         830       (556)
        Calendar year paid losses and LAE             (7,485)    (5,209)       (895)      (892)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $   97,399   $ 90,163    $  6,561   $  6,626
                                                  ==========   ========    ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of period   $  348,261   $103,262    $142,025   $ 80,833
        Incurred losses and LAE                      209,273    275,687      16,410     82,751
        Calendar year paid losses and LAE            (39,288)   (30,688)    (23,458)   (21,559)
                                                  ----------   --------    --------   --------
     LOSS AND LAE RESERVES, END OF PERIOD         $  518,246   $348,261    $134,977   $142,025
                                                  ==========   ========    ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2005, the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $724,600 and $705,900, respectively.

     As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $293,300. The Company expects only a small portion of this portfolio will be called during 2006.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2005        2004
     ------------------      ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)
                             ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479
                             =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina       August 2005         4      Louisiana / Central Gulf Coast       $183,337
     Rita         September 2005       3      Southwestern Louisiana and Texas       47,890
     Wilma         October 2005        3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,700,000 and $3,200,000, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims amounted to $332,400 and $367,200, respectively, of which $16,600 and $21,000, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $19 and $532, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     AS OF DECEMBER 31,                               2005        2004
     ------------------                            ---------   ---------
     Guaranty funds receivable or on deposit       $  20,098   $  18,706
     Loss funds on deposit                            71,016      84,258
     Outstanding loss drafts - Suspense Accounts     509,571     277,641
     Accrued recoverables                              6,780       5,963
     Servicing carrier receivable                          -       6,453
     Other                                            17,681      82,735
     Allowance for doubtful accounts                (446,746)   (103,851)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 178,400   $ 371,905
                                                   =========   =========

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company routinely assesses the collectibility of its receivable balances for potential uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $446,746 and $103,851, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 14 - SUBSEQUENT EVENTS

A.   CAPITAL MAINTENANCE AGREEMENT

     In February 2006, the Company entered into a Capital Maintenance Agreement ("CMA") with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

     Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

     During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the New York Insurance Department.

     With the approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables at December 31, 2005, authorizing withdrawls of up to $360,000. Additionally, the calculation of the provision for reinsurance at December 31, 2005 reflects the effects of cash collections from affiliates subsequent to December 31, 2005.

B.   LIFE SETTLEMENTS

     Subsequent to December 31, 2005, the Company agreed in principle, subject to the execution of acceptable agreements and the approval of the New York State Insurance Department, to a series of simultaneous transactions culminating in the sale to affiliates of the collateral interests underlying all life settlement loans on its books for net cash in an amount equal to the cost, including all capitalized and accrued interest, of the loans prior to such transactions. As a result, the loans will be extinguished with no gain or loss to be realized on these transactions. Effective with the closing of these transactions, the Company will cease granting new life settlements loans.

                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included or incorporated by reference herein, as indicated below, to this Registration Statement:

Consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005.

Financial statements of Variable Annuity Account Five at April 30, 2005, and for each of the two years in the period ended April 30, 2005 are incorporated by reference to Form N-4, Post-Effective Amendment No. 30 under the Securities Act of 1933 and Amendment No. 31 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on August 29, 2005, Accession No.
0000950129-05-008797.

The statutory statement of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended.

(b) Exhibits

 (1)  Resolutions Establishing Separate Account........................  **
 (2)  Custody Agreements...............................................  **
 (3)  (a)  Form of Distribution Contract...............................  **
      (b)  Form of Selling Agreement...................................  **
 (4)  (a)  Variable Annuity Contract...................................  ***
      (b)  Endorsement.................................................  +
      (c)  Endorsement.................................................  ***
      (d)  Guaranteed Minimum Withdrawal Benefit Endorsement...........  ****
      (e)  Death Benefit Endorsement...................................  ++++++
      (f)  Purchase Payment Accumulation Optional Death Benefit
           Endorsement.................................................  ++++++
      (g)  Maximum Anniversary Value Optional Death Benefit
           Endorsement.................................................  ++++++
      (h)  Nursing Home Waiver Endorsement.............................  ++++++
      (i)  Optional Guaranteed Minimum Withdrawal Benefit Maximum
           Anniversary Value Endorsement...............................  #
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum
           Anniversary Value Endorsement (GMWB for Life)...............  Filed Herewith
      (k)  Optional Guaranteed Minimum Withdrawal Benefit For One
           Life/For Two Lives Endorsement (GMWB for Joint Lives).......  Filed Herewith
 (5)  (a)  Application for Contract....................................  +
      (b)  Application for Contract....................................  ***
      (c)  Participant Enrollment Form.................................  +
      (d)  Participant Enrollment Form.................................  ***
 (6)  Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of Depositor
           dated December 19, 2001.....................................  +++
      (b)  Articles of Amendment to the Amended and Restated Articles
           of Incorporation dated September 30, 2002...................  +++
      (c)  Amended and Restated By-Laws of Depositor dated December 19,
           2001........................................................  ++
 (7)  Reinsurance Contract.............................................  Not Applicable
 (8)  Material Contracts
 (9)  Seasons Series Trust Form of Fund Participation Agreement........  **
 (9)  (a)  Opinion of Counsel and Consent of Depositor.................  *

 (9)  (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP,
           Counsel to American Home Assurance Company..................  ###
(10)  Consent of Independent Registered Public Accounting Firm.........  Filed Herewith
(11)  Financial Statements Omitted from Item 23........................  Not Applicable
(12)  Initial Capitalization Agreement.................................  Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly
           Controlled or Under Common Control with AIG SunAmerica Life
           Assurance Company, the Depositor of By Registrant...........  Filed Herewith
      (b)  Power of Attorney
           (i)  AIG SunAmerica Life Assurance Company..................  Filed Herewith
           (ii) American Home Assurance Company........................  Filed Herewith
      (c)  Support Agreement of American International Group, Inc......  ##
      (d)  General Guarantee Agreement by American Home Assurance
           Company.....................................................  ##

---------------

* Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement, File No. 333-08859 and Amendment No. 811-07727, filed on July 19, 2000, Accession No. 0000912057-00-032505.

** Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997,
        Accession No. 0000912057-97-008516.

*** Incorporated by reference to Post-Effective Amendment No. 9, File No. 333-08877, filed on September 25, 2000, Accession No.
        0000912057-00-042501

**** Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession No. 0000950148-04-000953.

***** Incorporated by reference to Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession No. 0000950129-04-005000.

+ Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

++ Incorporated by reference Post-Effective Amendment No. 16 and Amendment No. 17, File Nos. 333-08859 and 811-07727, filed on April 12, 2002,
        Accession No. 0000950148-02-000991.

+++ Incorporated by reference Post-Effective Amendment No. 21 and Amendment No. 22, File Nos. 333-08859 and 811-07727, filed on April 25, 2003,
        Accession No. 0000950148-03-000990.

++++ Incorporated by reference Post-Effective Amendment No. 22 and Amendment No. 23, File Nos. 333-08859 and 811-07727, filed on October 28, 2003,
        Accession No. 0000950148-03-002543.

+++++ Incorporated by reference Post-Effective Amendment No. 29 and Amendment No. 30, File Nos. 333-08859 and 811-07727, filed on April 29, 2005,
        Accession No. 0000950129-05-004283.

++++++ Incorporated by reference Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004,
        Accession No. 0000950129-04-005000.

# Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005, Accession No. 0000950129-05-009343.

## Incorporated by reference to Post-Effective Amendments No. 30 and Amendment No. 31, File Nos. 333-08859 and 811-07727, filed on August 29, 2005, Accession No. 0000950129-05-008797.

### Incorporated by reference to Post Effective Amendment No. 18 and Amendment No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005, Accession No. 0000950134-05-019473.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of AIG SunAmerica Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                                                                  POSITION
----                                                                  --------
Jay S. Wintrob                              Director, Chief Executive Officer
Jana W. Greer(1)                            Director and President
James R. Belardi                            Director and Senior Vice President
Marc H. Gamsin                              Director and Senior Vice President
N. Scott Gillis(1)                          Director, Senior Vice President and Chief Financial Officer
Christopher J. Swift(3)                     Director
Gregory M. Outcalt                          Senior Vice President
Edwin R. Raquel(1)                          Senior Vice President and Chief Actuary
Christine A. Nixon                          Senior Vice President and Secretary
Stewart R. Polakov(1)                       Senior Vice President and Controller
Michael J. Akers(2)                         Senior Vice President
Timothy W. Still                            Senior Vice President
Gavin D. Friedman                           Vice President
Mallary L. Reznik                           Vice President
Edward T. Texeria(1)                        Vice President
Stephen Stone(1)                            Vice President
Rodney Haviland                             Vice President
Virginia N. Puzon                           Assistant Secretary

---------------

(1) 21650 Oxnard Street, Woodland Hills, CA 91367

(2) 2929 Allen Parkway, Houston, TX 77019

(3) 70 Pine Street, New York, NY 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of AIG SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-06-003276 filed March 16, 2006.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of March 15, 2006, the number of Seasons/Seasons Select II contracts funded by Variable Annuity Account Five was 36,513, of which 20,488 were qualified contracts and 16,025 were non-qualified contracts.

ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG SunAmerica Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:
       AIG SunAmerica Life Assurance Company -- Variable Separate Account
       AIG SunAmerica Life Assurance Company -- Variable Annuity Account One AIG SunAmerica Life Assurance Company -- Variable Annuity Account Two AIG SunAmerica Life Assurance Company -- Variable Annuity Account Four AIG SunAmerica Life Assurance Company -- Variable Annuity Account Five AIG SunAmerica Life Assurance Company -- Variable Annuity Account Seven AIG SunAmerica Life Assurance Company -- Variable Annuity Account Nine First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One
       First SunAmerica Life Insurance Company -- FS Variable Annuity Account
       Two
       First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine
       Presidential Life Insurance Company -- Variable Account One
       Anchor Series Trust
       Seasons Series Trust
       SunAmerica Series Trust SunAmerica Equity Funds issued by AIG SunAmerica Asset Management Corp. (AIG SAAMCo)
       SunAmerica Income Funds issued by AIG SAAMCo
       SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo
       SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo
       SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo SunAmerica Style Select Series, Inc. issued by AIG SAAMCo
       VALIC Company I
       VALIC Company II

(b) Directors, Officers and principal place of business:

OFFICER/DIRECTORS*                                           POSITION
------------------                                           --------
Peter A. Harbeck................   Director
J. Steven Neamtz................   Director, President & Chief Executive Officer
Debbie Potash-Turner............   Senior Vice President, Chief Financial Officer & Controller
John T. Genoy...................   Vice President
James Nichols...................   Vice President
Kathleen S. Stevens.............   Manager, Compliance
Christine A. Nixon**............   Secretary
Virginia N. Puzon**.............   Assistant Secretary

---------------

* Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California
   90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-------------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
--------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused these Post-Effective Amendments No. 32 and Amendment No. 33 to be signed on its behalf, in the City of Los Angeles, and State of California, on this 28th day of April, 2006.

                                        VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)

                                        By: AIG SUNAMERICA LIFE ASSURANCE
                                            COMPANY

                                        By:       /s/ JAY S. WINTROB
                                          --------------------------------------
                                             JAY S. WINTROB, CHIEF EXECUTIVE
                                                          OFFICER

                                        By: AIG SUNAMERICA LIFE ASSURANCE
                                            COMPANY
                                            (Depositor)

                                        By:       /s/ JAY S. WINTROB
                                          --------------------------------------
                                             JAY S. WINTROB, CHIEF EXECUTIVE
                                                          OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    SIGNATURE                                       TITLE                          DATE
                    ---------                                       -----                          ----

*JAY S. WINTROB                                      Chief Executive Officer, & Director      April 28, 2006
------------------------------------------------        (Principal Executive Officer)
JAY S. WINTROB


*JAMES R. BELARDI                                                 Director                    April 28, 2006
------------------------------------------------
JAMES R. BELARDI


*MARC H. GAMSIN                                                   Director                    April 28, 2006
------------------------------------------------
MARC H. GAMSIN


*N. SCOTT GILLIS                                           Senior Vice President,             April 28, 2006
------------------------------------------------     Chief Financial Officer & Director
N. SCOTT GILLIS                                         (Principal Financial Officer)


*JANA W. GREER                                                    Director                    April 28, 2006
------------------------------------------------
JANA W. GREER


*CHRISTOPHER J. SWIFT                                             Director                    April 28, 2006
------------------------------------------------
CHRISTOPHER J. SWIFT

                    SIGNATURE                                       TITLE                          DATE
                    ---------                                       -----                          ----


*STEWART R. POLAKOV                                  Senior Vice President & Controller       April 28, 2006
------------------------------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ CHRISTINE A. NIXON                                        Attorney-in-Fact                April 28, 2006
------------------------------------------------
*CHRISTINE A. NIXON

American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and the State of New York, on this 28th day of April, 2006.

                                        By: AMERICAN HOME ASSURANCE COMPANY

                                        By:      /s/ ROBERT S. SCHIMEK
                                          --------------------------------------

                                            ROBERT S. SCHIMEK,

                                            SENIOR VICE PRESIDENT AND TREASURER


M. BERNARD AIDINOFF*                                              Director                    April 28, 2006
------------------------------------------------
M. BERNARD AIDINOFF


STEVEN JAY BENSINGER*                                             Director                    April 28, 2006
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STEVEN JAY BENSINGER


JOHN QUINLAN DOYLE*                                        Director and President             April 28, 2006
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JOHN QUINLAN DOYLE


JEFFREY L. HAYMAN*                                                Director                    April 28, 2006
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JEFFREY L. HAYMAN


DAVID LAWRENCE HERZOG*                                            Director                    April 28, 2006
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DAVID LAWRENCE HERZOG


ROBERT EDWARD LEWIS*                                              Director                    April 28, 2006
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ROBERT EDWARD LEWIS


KRISTIAN PHILIP MOOR*                                       Director and Chairman             April 28, 2006
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KRISTIAN PHILIP MOOR


WIN JAY NEUGER*                                                   Director                    April 28, 2006
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WIN JAY NEUGER


ROBERT MICHAEL SANDLER*                                           Director                    April 28, 2006
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ROBERT MICHAEL SANDLER


ROBERT S. SCHIMEK*                                                Director,                   April 28, 2006
------------------------------------------------     Senior Vice President and Treasurer
ROBERT S. SCHIMEK


NICHOLAS SHAW TYLER*                                              Director                    April 28, 2006
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NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                                           Director                    April 28, 2006
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NICHOLAS CHARLES WALSH


By:     /s/ ROBERT S. SCHIMEK                                 Attorney-in-Fact                April 28, 2006
        ------------------------------------------
        *ROBERT S. SCHIMEK

                                 EXHIBIT INDEX

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
(4)(j)        Optional Guaranteed Minimum Withdrawal Benefit Maximum
              Anniversary Value Endorsement (GMWB for Life)
(4)(k)        Optional Guaranteed Minimum Withdrawal Benefit For One
              Life/For Two Lives Endorsement (GMWB for Joint Lives)
(10)          Consent of Independent Registered Public Accounting Firm
(13)(a)       Diagram and Listing of All Persons Directly or Indirectly
              Controlled or Under Common Control with AIG SunAmerica Life
              Assurance Company, the Depositor of By Registrant
(13)(b)(i)    Power of Attorney -- AIG SunAmerica Life Assurance Company
(13)(b)(ii)   Power of Attorney -- American Home Assurance Company